SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☑	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SM&A

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4695 MacArthur Court,
Eighth Floor
Newport Beach, California 92660

April 25, 2005

Dear Shareholders:

          You are cordially invited to attend the 2005 Annual Meeting of Shareholders of SM&A to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, on Wednesday, June 8, 2005 at 10:00am local time.

     Information regarding the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to considering these matters, we will review major developments since our last shareholders meeting as well as future opportunities. Our Board of Directors and management team will be there to chat with you and answer any questions.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to vote your shares as soon as possible. Instructions on the proxy card will tell you how to vote.

     I want to thank all of our team members for their continued hard work and dedication, and all of our customers and shareholders for their continued support.

Sincerely,

/s/ Steven S. Myers
Chairman of the Board and
Chief Executive Officer

4695 MacArthur Court,
Eighth Floor
Newport Beach, California 92660

Notice of Annual Meeting of Shareholders

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SM&A a California corporation (hereinafter, the “Company”), will be held on Wednesday, June 8, 2005 at 10:00 AM local time, at the Sutton Place Hotel, 4500 MacArthur Blvd, Newport Beach, California 92660, for the following purposes, as more fully described in the accompanying Proxy Statement:

     Item 1. Election of eight (8) Directors to serve until the next Annual Meeting of Shareholders.

     Item 2. Amendment to the Company’s Amended and Restated Employee Stock Purchase Plan.

     Item 3. Amendment and Restatement of the Company’s Second Amended and Restated 1997 Stock Option Plan.

     Item 4. Ratification of Independent Auditors.

     Item 5. Shareholder Proposals.

     Item 6. Other business as may properly come before the meeting.

          The Board of Directors has fixed the close of business on April 11, 2005 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

          It is important that your shares be represented and voted at the meeting. You may vote your shares by means of a proxy form using one of the following methods:

1.	Electronically on the Internet (if instructions for this method are included on your proxy card), OR

2.	By signing and dating the proxy/voting instruction card enclosed in this package and returning it in the postage-paid envelope that is provided.

          Accompanying this Notice are a Proxy Statement and Proxy.

By Order of the Board of Directors,
/s/ Cathy L. Wood
Cathy L. Wood, Corporate Secretary

Newport Beach, California
April 25, 2005

ii

4695 MacArthur Court,
Eighth Floor
Newport Beach, California 92660

Proxy Statement

in connection with the

Annual Meeting of Shareholders

on

June 8, 2005

MATTERS TO BE VOTED ON

CORPORATE GOVERNANCE

i

Certain Relationships and Related Transactions	41
Section 16(a) Beneficial Ownership Reporting Compliance	42
Submission of Shareholder Proposals for the 2005 Proxy Statement	43
Cost of Proxy Solicitation	43
Other Matters	43

EXHIBITS
Exhibit A – Amended and Restated Employee Stock Purchase Plan	44
Exhibit B – Second Amended and Restated Equity Incentive Plan	52
Exhibit C – Amended and Restated Audit Committee Charter	65
Exhibit D – Amended Compensation Committee Charter	71
Exhibit E – Amended Governance & Nominating Committee Charter	73
Exhibit F – Business Conduct and Ethics Code, Amendment No. 1	75

ii

INTRODUCTION

     This Proxy Statement is furnished to the shareholders of SM&A, a California corporation (the “Company”), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby will be presented at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at 10:00 AM local time on Wednesday, June 8, 2005, at the Sutton Place Hotel, 4500 MacArthur Blvd, Newport Beach, California 92660. This Proxy Statement, the accompanying form of proxy, and the Company’s Annual Report for fiscal year ending December 31, 2004, are being furnished to shareholders beginning on or about May 2, 2005.

Shareholders Entitled to Vote

     Only holders of record of the Company’s Common Stock (the “Common Stock”) at the close of business on April 11, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments and postponements thereof. As of the Record Date, a total of 20,327,042 shares of the Company’s Common Stock were issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the meeting. Each such shareholder is entitled to one (1) vote for each share of Common Stock registered in their name and may vote such shares either in person or by proxy.

Voting of Proxies

     Your vote is important. A form of proxy is enclosed for your use. Whether or not you expect to attend in person, we urge you to vote your shares via the Internet or by signing, dating, and returning the enclosed proxy card at your earliest convenience. Promptly voting your shares will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote your shares by mail. Please be aware that, if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

     Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as a director, FOR approval of the amendment and restatement of the Company’s Amended and Restated Employee Stock Purchase Plan, FOR approval of the amendment to the Company’s Amended and Restated 1997 Stock Option Plan, and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s Independent Auditors. The votes of shareholders present in person or represented by proxy at the Annual Meeting will be tabulated by an inspector of elections appointed by the Company. The nominees for directors of the Company who receive the greatest number of votes cast by shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected directors of the Company. The other proposals will be approved if the affirmative votes exceed the votes cast against. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the outcome of the voting.

Revocation of Proxy

     A proxy given may be revoked at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

Voting at the Annual Meeting

     The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy or letter from the holder of record confirming your ownership of shares in order to be able to vote in person at the Annual Meeting.

MATTERS TO BE VOTED ON

ITEM 1. ELECTION OF DIRECTORS

     Eight directors will be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders in 2006, or until their successors are elected and qualified.

     If for any reason a nominee should, prior to the Annual Meeting, become unavailable to serve as a director due to an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board of Directors. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

     Proxies, if not revoked, will be voted in favor of the Board’s nominees for the Board of Directors at the Annual Meeting, unless the shareholder specifies otherwise.

     The names of the director nominees, their ages as of the date of the Annual Meeting, the year each first became a director, their principal occupations during at least the past five years, other directorships held by each as of the date hereof, and certain other biographical information are set forth on the following pages.

     Information Regarding Director Not Standing for Re-Election

     Set forth below is certain information concerning Mr. John R. Woodhull and Mr. Albert S. Nagy each of whom retired from the Board effective January 24, 2005 and April 12, 2005, respectively, and therefore will not stand for re-election at the Annual Meeting.

     Mr. Woodhull, age 71, was appointed as director of the Company in June 2001. Mr. Nagy, age 59, was appointed as director of the Company in June 2000. The Board expresses its utmost appreciation to these gentlemen for their dedicated service to the Company and its shareholders.

Director Nominees

     The following are brief biographies of each director nominee for election to the Company’s Board of Directors.

WILLIAM C. BOWES
Age 63
Director Since April 2004

     Mr. Bowes currently serves as Chairman of the Company’s Governance & Nominating Committee. Mr. Bowes is also a member of the Compensation Committee. Mr. Bowes is a retired Vice Admiral and an experienced industry executive. As Vice Admiral, he served as Commander of the Naval Air Systems Command, Principal Deputy Assistant Secretary of the Navy for Research, Development and Acquisition (RDA), and Acting Assistant Secretary of the Navy for RDA. In 1996, following his retirement from active duty, Mr. Bowes joined Hughes Electronics as corporate vice president and deputy general manager of Hughes Aircraft Company’s Sensors and Communications Systems Segment. Shortly after Raytheon acquired Hughes, he joined Litton Industries where he held positions as vice president for Corporate Strategic Planning and vice president of Programs Management at Litton’s Integrated Systems Division. After Northrop Grumman acquired Litton, Mr. Bowes was assigned to lead one of three business units in the newly created Navigation Systems Division of Northrop. Mr. Bowes holds a Bachelors degree in Chemical Engineering from the University of Idaho and a Masters degree in Systems Acquisition Management from the Naval Postgraduate School. He has completed financial management, corporate planning and director courses at Harvard, Wharton, the University of Chicago, and at the University of California, Los Angeles. Mr. Bowes is a certified director from the UCLA Anderson School of Business. Mr. Bowes currently serves on the board of visitors for the Software Engineering Institute at Carnegie Mellon University, and is a Fellow for the Society of Experimental Test Pilots.

DWIGHT L. HANGER
Age 62
Director Since April 2005

     Mr. Hanger was duly elected as a director of the Company by the other members of the Board on April 12, 2005. From 2000 to 2004 Mr. Hanger held the position of Vice President for Capgemini Ernst & Young, a provider of consulting, technology and outsourcing services. From 1974 to 2000, he served as senior manager and partner in management consulting with Ernst & Young LLC and Ernst & Whinney. During his tenure, he managed various business areas, geographies (Los Angeles area, western region, and national), and significant global clients. Mr. Hanger currently serves Biola University in a non-profit capacity as Vice Chairman of the Board, a member of the Trustees Affairs Committee, and a member of the Finance and Audit Committee. He is a member of the AICPA (American Institute of Certified Public Accountants), the IMA (Institute of Management Accountants), and the APICS (American Production and Inventory Control Society). Mr. Hanger was licensed through the states of California and Ohio as a Certified Public Accountant. Mr. Hanger holds a Bachelors degree in Electrical Engineering and an MBA degree in General Management from the University of California, Los Angeles.

J. CHRISTOPHER LEWIS
Age 49
Director Since September 1996

     Mr. Lewis currently serves on the Company’s Compensation Committee and Governance & Nominating Committee. Mr. Lewis has been a general partner of Riordan, Lewis & Haden, equity investors in California-based enterprises since 1981. Mr. Lewis has been involved in all aspects of private equity investing, including growth financings, acquisitions, and corporate advisory activities. Mr. Lewis also serves as a director of Tetra Tech, Inc., a publicly held company, and several private companies. Mr. Lewis graduated cum laude from the University of Southern California, where he earned a Bachelor of Science in Business Administration and Finance and subsequently received a Masters of Business Administration.

STEVEN S. MYERS
Age 58
Director Since September 1982

     Mr. Myers has served as the Company’s Chief Executive Officer and Chairman of the Board for most of the Company’s existence. Before taking the Company public in January 1998, Mr. Myers managed some of the largest proposals created by the aerospace industry, supporting the nation’s most crucial space and defense programs of the time. Prior to forming the Company, Mr. Myers was Vice President of Marketing for Loral Data Systems and held several other key management and technical positions with Ball Aerospace Systems Division, Fairchild Space and Electronics Company, and Watkins-Johnson Company. Mr. Myers also serves as Chairman of SummitJets, Inc., an aircraft leasing company and on the Advisory Board of QuantumSphere, Inc. a manufacturer of metallic nanopowders for markets demanding advanced material applications. Mr. Myers holds a Bachelor of Science degree in Mathematics from Stanford University in California.

JOSEPH B. REAGAN
Age 70
Director Since July 2004

     Dr. Reagan currently serves as Chairman of the Company’s Compensation Committee and is a member of the Audit Committee. Dr. Reagan is a technology and senior management consultant to industry and the United States Government. He retired in 1996 after 37 years with the Lockheed Martin Corporation where he was a corporate officer and vice president and general manager in the Missiles and Space Company. Dr. Reagan has been a director of Southwall Technologies, Inc., an OTC public company, between October 1987 and May 1992 and from June 1993 to the present, where he currently serves as the Chairman of the Compensation Committee and as a member of the Audit Committee. From December 1998 to December 2004, Dr. Reagan was a director of the Naval Studies Board, an element of the National Research Council, where he served as Vice Chairman. From May 1992 until May 2004 he was a director of the Tech Museum of Innovation in San Jose. Dr. Reagan is a graduate of the Pennsylvania State University Executive Management Program, the Management Institute, Advanced Institute, Executive Institute and Senior Management Institute of Lockheed. Dr. Reagan holds a Bachelor of Science in Physics from Boston College, a Master of Science in Physics from Boston College, and a PhD in Space Science from Stanford University.

ROBERT RODIN
Age 51
Director Since January 2005

     Mr. Rodin was duly elected as a director of the Company by the other members of the Board on January 24, 2005. Mr. Rodin currently serves as Chairman and CEO of RDN Group, a management consulting firm. From 1999 through October 2002, Mr. Rodin served as Chairman and CEO of eConnections, a provider of extended supply chain intelligence solutions. From 1991 through 1999, Mr. Rodin served as Chief Executive Officer and President of Marshall Industries. He remained in this position until the Company was acquired by Avnet, Inc. in 1999. Mr. Rodin then became President of Global Supply Chain Management and Electronic Commerce Solutions for Avnet, Inc., and served on the Advisory Board of the Company. Mr. Rodin also serves on the Board of Napster, Inc., where he serves as the Chairman of the Compensation Committee and a member of the Audit Committee. Additionally, he serves as Vice Chair and Executive Director of CommerceNet. Mr. Rodin holds a Bachelor of Arts in Psychology from the University of Connecticut.

JOHN P. STENBIT
Age 65
Director Since April 2004

     Mr. Stenbit currently serves on the Company’s Audit Committee and Governance & Nominating Committee. Mr. Stenbit has had distinguished careers in both the private and public sectors, including participation as a member of Secretary Rumsfeld’s staff in conjunction with the transformation of the entire Department of Defense during both of his terms of service. In his most recent position, Mr. Stenbit served as the Assistant Secretary of Defense Networks and Information Integration (NII), previously known as Command, Control, Communications, and Intelligence (C3I), at the Pentagon. He has served in several high profile positions for TRW, Inc., most recently in Fairfax, Virginia, where he was responsible for providing systems integration solutions to the government as an executive vice president and member of the Management Committee of TRW. Mr. Stenbit has chaired advisory committees for the Director of the Central Intelligence Agency and the Administrator of the Federal Aviation Administration, as well as serving as a member of advisory committees on information security, strategic systems, telecommunications, submarines, and future warfare defense communications. Mr. Stenbit also serves in the following capacities: (i) as a member of SI International’s board committees for compensation and corporate governance; (ii) as chairman of the governance & nominating committee, compensation committee, and the audit committee of Cogent, Inc. (iii) on the governance and nominating committee of Viasat; (iv) on technical/scientific boards advising the Secretary of Defense, Commander Strategic Command, the Director National Security Agency, and the Director National Reconnaissance Office. Mr. Stenbit holds a Bachelors degree in Engineering and Masters degree in Electrical Engineering from the California Institute of Technology in Pasadena, California, and attended the Technische Hogeschool in The Netherlands. Mr. Stenbit was a Fulbright Fellow, an Aerospace Corporation Fellow, and a member of the National Academy of Engineering. He is presently a member of Tau Beta Pi, and a recipient of Secretary of Defense Medals for both Distinguished and Outstanding Public Service.

ROBERT J. UNTRACHT
Age 56
Director Since April 2002

     Mr. Untracht currently serves as Chairman the Company’s Audit Committee and is a member of the Governance & Nominating Committee. Mr. Untracht is a private investor and formerly served as Associate Professor of Accounting at the New York Institute of Technology in Old Westbury, New York. Earlier in his career, he taught accounting classes at the University of California, Los Angeles. Mr. Untracht held positions with Ernst & Young LLP from 1981 through 1998 ranging from Manager to Audit Partner and National Director of Retail and Consumer Product Industry Services. From 1974 to 1981, while at Deloitte & Touche LLP, Mr. Untracht was responsible for conducting audits of aerospace, defense and manufacturing industry clients. Mr. Untracht holds a Bachelors degree in Computer Technology from the New York Institute of Technology, an MBA degree with a concentration in Finance and Accounting from the State University of New York, and a Juris Doctorate degree from Southwestern University School of Law. Mr. Untracht has been a CPA and was admitted to the State Bar of California.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
VOTE “FOR”
THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

ITEM 2.	APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

     The Company adopted an employee stock purchase plan (the “ESPP”) effective March 1, 1999 and has been subsequently amended several times. The amended and restated employee stock purchase plan (the Amended and Restated “ESPP”) was adopted by the Board to (i) give eligible employees of the Company and its subsidiaries the opportunity to purchase stock in the Company at a five percent (5%) discount from the fair market value price, and to (ii) attract and retain employees. The Amended and Restated ESPP permits participants to purchase shares of the Company’s Common Stock directly from the Company by authorizing payroll withholdings over a predetermined period (each, an “Offering Period”), and purchase such shares at the end of each Offering Period with the payroll amounts withheld. Such purchase rights are granted solely to eligible employees of the Company and its subsidiaries. The Amended and Restated ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended.

     On March 29, 2005, the Board of Directors approved two amendments to the Amended and Restated ESPP, each of which are subject to shareholder approval. The first amendment adds an additional 100,000 shares to the Amended and Restated ESPP reserve account, thereby increasing the number of shares of Common Stock that may be issued under the Amended and Restated ESPP from 1,300,000 to 1,400,000. This amendment to the Amended and Restated ESPP is being proposed to allow future purchases of Company Stock by employees. As of April 20, 2005, there were 101,177 shares available for purchase under the Amended and Restated ESPP.

     The second amendment to the Amended and Restated ESPP approved by the Board of Directors changes the provision of the Amended and Restated ESPP that allows the Company to issue shares using the lesser of (i) 95% of the fair market value of Company Stock on the Enrollment Date (as defined in the plan); or (ii) 95% of the fair market value of Company Stock on the Purchase Date (as defined in the plan) to provide that the Company may only issue shares of Company Stock under the plan at 95% of the fair market value of Company Stock on the Purchase Date. The Company believes this amendment will more closely align the interests of plan participants and the Company’s shareholders. If approved, this amendment would be effective as of the March 30, 2006 Purchase Date under the Amended and Restated ESPP.

     No other amendments to the Amended and Restated ESPP are proposed for shareholder approval. The Amended and Restated ESPP, as proposed for amendment, is included as Exhibit “A” to this Proxy Statement.

     The approval of a majority of the shares of Common Stock is required to approve the proposed amendment to the Amended and Restated ESPP.

     Proxies, if not revoked, will be voted in favor of the approval of the amendment of the Amended and Restated ESPP at the Annual Meeting unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS
VOTE “FOR”
APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN.

ITEM 3.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1997 STOCK OPTION PLAN

     On April 12, 2005, the Board of Directors approved, subject to the approval of the shareholders, an amendment and restatement of the Company’s Amended and Restated 1997 Stock Option Plan (the “Plan”). The Board of Directors has determined that the interests of the Company and its shareholders can be better served by amending and restating the Plan to adopt certain changes that will enhance the Company’s ability to attract and retain key personnel, as well as to reflect a change in the name of the Plan to a name that more accurately reflects the kinds of stock-based awards available for grant thereunder. The number of shares of Common Stock issuable upon exercise of stock options granted prior to the date of the Annual Meeting is not affected by these amendments.

     The Plan was originally adopted on November 19, 1997 and has been subsequently amended several times. The original and continuing purpose of the Plan is to help the Company attract, retain and provide incentives to key personnel upon whose efforts the Company’s success and future growth depends.

Summary of Amendments to the Plan.

The amended and restated form of the Plan changes the Plan in the following principal respects:

•	The name of the Plan will be changed to the “Second Amended and Restated Equity Incentive Plan.”

•	The Plan will allow the Company to issue restricted stock awards to participants. Restricted stock awards are awards of the Company’s Common Stock that are subject to a limitation on the right of the participant to retain the Common Stock subject to the award, including the right of the Company to repurchase the shares at less than their fair market value. The ability of the Company to repurchase the restricted stock may arise because of the occurrence or non-occurrence of certain specified events or benchmarks set by the Company’s Board of Directors, or a committee thereof, including such events as the participant’s termination of service to the Company, the Company’s performance and the participant’s performance. Shares of restricted stock will be issued for cash or other consideration as the Company’s Board of Directors, or a committee thereof, determines to be acceptable. During the restriction period, the holder of restricted stock will enjoy all the benefits of a shareholder of the Company, including the right to receive dividends and the right to vote as a shareholder.

•	The number of shares authorized for issuance under the Plan will be increased from 4,000,000 to 5,000,000.

The following is a general summary of the amended and restated form of the Plan which is qualified in its entirety by reference to the full text of the amended and restated form of the Plan included as Exhibit B to this Proxy Statement.

Shares Subject to the Plan

     The stock available for issuance under the Plan consists of shares of the Company’s authorized but unissued Common Stock. The Board of Directors originally reserved an aggregate of 1,500,000 shares of Common Stock for issuance under the Plan. Subsequent amendments to the Plan increased the number of shares that may be granted under the Plan to 4,000,000 shares. If the proposed amendment and restatement of the Plan is approved by the Company’s shareholders, the number of shares that may be issued in connection with awards thereunder will be increased to 5,000,000. If any previously granted stock option expires or otherwise terminates, in whole or in part, without having been exercised in full, the shares of Common Stock not issued under such option will revert to and again become available for issuance under the Plan. Additionally, any shares of restricted stock that are issued under the Plan and which are later re-purchased by the Company from the holder will revert to and again become available for issuance under the Plan. The number of shares issuable in connection with awards under the Plan and the exercise price of any options issued under the Plan are each subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events.

Eligibility for Participation

     Awards granted under the Plan may be either “incentive stock options” (which qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), nonstatutory stock options, or restricted stock. Employees, including officers and directors who are employees, of the Company and its subsidiaries (an “Eligible Employee”), may be granted either incentive stock options, nonstatutory stock options or restricted stock. However, members of the Board of Directors who are not officers or employees of the Company or its subsidiaries and consultants to the Company and its subsidiaries (each, an “Eligible Director or Consultant”) may only be granted nonstatutory stock options or restricted stock. As of April 20, 2005, approximately 280 persons were eligible to participate in the Plan, and 1,955,402 shares were subject to outstanding options. No shares of restricted stock will be issued prior to the Annual Meeting.

Administration

     The Plan is administered by the Board of Directors or by a committee of non-employee directors designated by the Board of Directors. Subject to the terms of the Plan, the Board of Directors, or a committee thereof (currently the Compensation Committee), determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards.

Exercise of Options

     The Board of Directors or a committee thereof may provide that the total number of shares of Common Stock subject to an option may vest and become exercisable in periodic installments. The exercise price of any incentive stock option granted under the Plan may not be less than the fair market value of the shares of Common Stock underlying such option, determined as of the date of grant. If an Eligible Employee possesses at least 10% of the total combined voting power of all classes of the Company’s stock at the time of grant of an incentive stock option (a “10% Eligible Employee”), the exercise price may not be less than 110% of the fair market value of the Common Stock underlying the option, determined as of the date of grant. The exercise price of nonstatutory stock options may not be less than 85% of the fair market value of the underlying Common Stock as of the date of grant. The exercise price of an option may be paid in cash or, at the discretion of the Board of Directors or committee, through the delivery of other shares of Common Stock of the Company or delivery to the Company of all or part of an option granted under the Plan for cashless exercise. The Board of Directors or committee may provide for other methods of payment upon the exercise of an option. As of April 20, 2005, the aggregate fair market value of shares of Common Stock subject to outstanding options under the Plan was $16,151,620 based upon the closing sale price of $8.26 on the NASDAQ National Market on such date.

Expiration of Options

     No option granted under the Plan may be made exercisable after the date that is ten years from the date such option is granted. In addition, any option granted to a 10% Eligible Employee may not be made exercisable after the date that is five years from the date the option is granted.

     Termination of Employment. Before the expiration date of an option, such option is exercisable by an Eligible Employee or Eligible Director or Consultant while such person continues to be employed by, or is performing services for, the Company or its subsidiaries. Upon the termination of an Eligible Employee’s employment or the termination of an Eligible Director or Consultant’s relationship with the Company or its subsidiaries (other than termination by death or disability), an option may be exercised (to the extent exercisable at the date of termination) within the earlier of ninety (90) days after such termination of employment or relationship, or the expiration date of the option as provided in the option agreement.

     Death or Disability. In the event an Eligible Employee’s employment or Eligible Director or Consultant’s relationship with the Company or its subsidiaries terminates by reason of disability, the option may be exercised (to the extent exercisable at the date of termination) within the earlier of six (6) months following such termination or the expiration date of the option as provided in the option agreement. Following the death of an Eligible Employee or Eligible Director or Consultant, the option may be exercised (to the extent exercisable at the date of death) by the optionee’s estate on the earlier of twelve (12) months from the date of death or the expiration date of such option as provided in the option agreement.

     Options which are not exercisable by an Eligible Employee or Eligible Director or Consultant at the time of termination of employment or termination of relationship with the Company or its subsidiaries will terminate as of the date of termination of employment or relationship, and will not be exercisable.

Restricted Stock

     Shares of restricted stock may be issued to an Eligible Employee or to an Eligible Director or Consultant, for such consideration as is determined to be appropriate by the Board of Directors, or committee thereof, including cash, property or services.

     Each award of restricted stock made under the Plan shall specify the applicable restrictions on such grant (including vesting restrictions), the duration of such restrictions and the time or times at which such restrictions will lapse.

Corporate Change

     Upon a dissolution, a liquidation or a sale of substantially all of the assets of the Company, a merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of Common Stock of the Company are converted into other property (collectively, a “Corporate Change”), the surviving entity must assume any outstanding options under the Plan or substitute similar options for such options, or the options will remain in full force and effect. If the surviving entity refuses to continue such options or substitute similar options, then the time in which such options are exercisable will be accelerated and the options will terminate to the extent not exercised prior to the occurrence of a Corporate Change. In addition, the surviving entity must honor any outstanding restricted stock grants and any terms or provisions of the agreements under which such shares of restricted stock were granted. The grant may specify that restrictions on the shares may lapse upon a Corporate Change.

Amendments

     The Board of Directors may at any time amend, suspend or terminate the Plan, subject to the following: (i) no amendment or termination may, without the consent of an optionee, adversely affect the rights of the optionee under any option then outstanding, (ii) no amendment or termination may, without the consent of a holder of restricted stock, adversely affect the rights of the holder of such restricted stock, and (iii) approval by the Company’s shareholders is required for an amendment increasing the maximum number of shares of Common Stock that may be issued in connection with awards under the Plan.

Term of Award Plan

     Unless terminated earlier as provided in the Plan, the Plan will terminate on October 1, 2007, which date is ten years from the date the Plan was first adopted by the Board.

Federal Income Tax Information

     Incentive stock options. An optionee will not recognize taxable income upon the grant or the exercise of an incentive stock option, and the Company will not be entitled to an income tax deduction as the result of the grant or exercise of an incentive stock option. Any gain or loss resulting from the subsequent sale of shares of Common Stock acquired upon exercise of an incentive stock option will be long-term capital gain or loss if the sale is made after the later of (a) two years from the date of grant of the option or (b) one year from the date of exercise of the option.

     If an optionee sells Common Stock acquired upon the exercise of an incentive stock option prior to the expiration of both of the periods described in (a) and (b) above, the sale will be a “disqualifying disposition” under the federal tax laws. The optionee will generally recognize ordinary income in the year of the disqualifying disposition in an amount equal to the difference between the exercise price of the incentive stock option and the fair market value of the shares of the Company’s Common Stock on the date of exercise of the incentive stock option. However, the amount of ordinary income recognized by the optionee generally will not exceed the difference between the amount realized on the sale and the exercise price. The Company will be entitled to an income tax deduction equal to the amount taxable to the optionee. Any additional gain recognized by the optionee upon the disqualifying disposition will be taxable as long-term capital gain if the shares of Common Stock have been held for more than one year before the disqualifying disposition or short-term capital gain if the shares of Common Stock have been held for less than one year before the disqualifying disposition.

     The amount by which the fair market value, determined on the date of exercise, of the shares of Common Stock purchased upon exercise of an incentive stock option exceeds the exercise price is also an item of tax preference that may be subject to alternative minimum tax in the year that the incentive stock option is exercised.

     Nonstatutory stock options. As with an incentive stock option, an optionee will not recognize taxable income on the grant of a nonstatutory stock option, and the Company will not be entitled to an income tax deduction as the result of the grant of a nonstatutory stock option. Unlike an incentive stock option, however, upon the exercise of a nonstatutory stock option, the optionee generally will recognize ordinary income, and the Company will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of Common Stock purchased upon exercise, determined as of the date of exercise, exceeds the exercise price. This income is part of the optionee’s “wages” for which the Company is required to withhold federal and state income as well as employment taxes.

     Upon the sale of shares of Common Stock acquired upon the exercise of a nonstatutory stock option, the optionee will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon sale and the fair market value of the shares on the date of exercise. If the optionee has held the shares for more than one year at the time of the sale, the capital gain or loss will be long-term, otherwise the capital gain will be short-term.

     If a nonstatutory stock option is granted with an exercise price of less than the fair market value of the underlying Common Stock as of the date of grant, such award may constitute deferred compensation under Section 409A of the Internal Revenue Code and the deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

     Restricted Stock. A participant who receive a restricted stock award will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction, unless the Section 83(b) election described below is made by the participant. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid by the participant for the restricted stock. The holding period that determines whether the participant has long-term or short-term capital gain or loss begins when the restriction period lapses. The tax basis for the shares will generally be the fair market value of the shares on the date of the lapse of the restrictions.

     A participant may elect under Section 83(b) of the Internal Revenue Code within 30 days of the date of receipt of the restricted stock to be taxed differently. In the case of such an election: (i) income is realized by the participant at the time the restricted stock is granted, in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares) over the value of the consideration paid by the participant for the those shares, and (ii) upon the subsequent sale or exchange of such shares, the participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of consideration paid by the participant for the those shares and the amount included in gross income under Section 83(b). If a participant makes such election and thereafter forfeits the restricted stock by operation of one of the restrictions imposed thereon, no ordinary loss deduction will be allowed. Such forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the restricted stock over the amount realized on such forfeiture. Such loss will be a capital loss if the shares are capital assets.

     Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which such income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

     Dividends paid on restricted stock that remains subject to a substantial risk of forfeiture will generally be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Plan Benefits

     The Company is unable to determine the future incentive awards that will be granted under the Plan if the proposed amendments are approved by the shareholders. No shares of restricted stock will be issued prior to the Annual Meeting. The following table sets forth information with respect to past grants of stock options under the Plan to (i) the Company’s Chief Executive Officer, (ii) the Company’s four most highly compensated individuals, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, and (v) all employees including officers who are not executive officers as a group:

	Options
Name and Position	Grant
Steven S. Myers, Chief Executive Officer	—
Bennett C. Beaudry, Former President and Chief Operating Officer	415,000	(1)
G. Timothy Bauman, Executive Vice President, Sale & Marketing	60,000
Robert E. Bunnett, Former Senior Vice President, Delivery & Operations	113,000	(2)
Steve D. Handy, Vice President Corporate Controller	50,000
Cathy L. Wood, Executive Vice President, Chief Financial Officer & Secretary	550,000	(3)
Current Executive Group	820,000	(4)
Current Non-Executive Director Group	650,000	(5)
Current Non-Executive Officer Employee Group	1,531,990

Footnotes to Plan Benefits Table:
(1)	Mr. Beaudry terminated employment with the Company on March 30, 2005.

(2)	Mr. Bunnett assumed the position of Strategic Account Manager for the Company in April 2005.

(3)	The Amended and Restated 1997 Stock Option Plan allows a maximum of five hundred thousand 500,000 shares of Common Stock that may be issued to a single optionee. In accordance with Ms. Wood’s employment agreement, she would exceed this amount in January 2006. In January 2005, the Company’s Board of Director’s granted Ms. Wood a waiver of the Plan’s maximum quantity.

(4)	Group consisting of Messrs. Myers, Bauman, Handy, and Ms. Wood. Includes 160,000 options that were relinquished by Mr. Myers in 1999.

(5)	Group consisting of Messrs. Bowes, Hanger, Lewis, Reagan, Rodin, Stenbit, and Untracht.

Required Vote of Shareholders

        The approval of a majority of the shares of Common Stock is required to approve the amendment and restatement of the Second Amended and Restated 1997 Stock Option Plan.

        Proxies, if not revoked, will be voted in favor of the approval of the amendment of the amendment and restatement of the Second Amended and Restated 1997 Stock Option Plan at the Annual Meeting unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS
VOTE “FOR”
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED & RESTATED
1997 STOCK OPTION PLAN.

ITEM 4. RATIFICATION OF INDEPENDENT AUDITORS

               The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Independent Auditors to audit the financial statements of the Company for the fiscal year 2005, subject to ratification by the shareholders. If the shareholders do not approve the selection of Ernst & Young LLP, the selection of other Independent Auditors will be considered by the Audit Committee. Ernst & Young LLP have been the Independent Auditors for the Company since April 2001.

Independent Auditor Fees

     The aggregate fees billed to the Company and its subsidiaries for the fiscal years ended December 31, 2004 and 2003 by Ernst & Young LLP were:

	2004	2003
Audit Fees(a)	$533,000	$171,000
Audit-Related Fees(b)	$0	$7,699
Tax Fees(c)	$76,450	$177,893
All Other Fees(d)	$0	$0

(a)	The aggregate fees billed for professional services rendered by the Independent Auditor for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Form 10-Q or services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

These services may include: fees for services that normally would be provided by the Independent Auditor in connection with statutory and regulatory filings or engagements, services that generally only the independent auditor can provide such as comfort letters, statutory audits, attest services, consents and assistance with review of documents filed with the SEC, accounting consultations on maters that would be addressed during audit and review work.

(b)	The aggregate fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported as Audit Fees.

These services may include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statue or regulation and consultation concerning financial accounting and reporting standards not classified as audit.

(c)	The aggregate fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning.

These services may include: out-of-pocket expenses for services rendered during the year under audit by the independent auditor, fees for tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed for products and services provided by the Independent Auditor, other than the services reported in (a) through (c) of this section.

          The Audit Committee has considered whether provision of the services described above under the caption “All Other Fees” was compatible with maintaining the Independent Auditors independence and has determined that such services did not adversely affect Ernst & Young LLP’s independence.

     The Company did not pay any fees to Ernst & Young LLP during the last two fiscal years for financial system design and implementation.

Work Performed by Independent Auditors

     Ernst & Young LLP’s services rendered in performing the Company’s audit for fiscal year 2004 and 2003 were performed by full-time, permanent employees and partners of Ernst & Young LLP.

Audit Committee Approval of Audit and Non-Audit Services

     The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by the Company’s independent auditors. The Audit Committee pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination of whether non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to questions.

     Proxies, if not revoked, will be voted in favor of ratifying Ernst & Young LLP as the Company’s Independent Auditors for the fiscal year ending December 31, 2005 unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS
VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT AUDITORS.

ITEM 5. SHAREHOLDER PROPOSALS

There were no shareholder proposals submitted to the Company’s Corporate Secretary by the published deadline of January 20, 2005.

ITEM 6. OTHER BUSINESS

The Company knows of no other business that will be considered for action at the Annual Meeting.

CORPORATE GOVERNANCE

     The Board of Directors continues to implement governance practices that will be followed by the Company in order to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. These practices are also intended to align the interest of directors and management with those of the Company’s shareholders.

Board Member Attendance

     The Board of Directors held eight meetings during the fiscal year ended December 31, 2004, and have held four meetings since the end of such fiscal year. All of the incumbent directors attended in excess of 75 percent of the total number of meetings of the Board.

     Following most of the regularly scheduled Board meetings in 2004, executive sessions were conducted in which directors in attendance participated. The Company is complying with the National Association of Securities Dealers’ (the “NASD’s”) rules which require that only independent directors be present for at least two executive sessions.

     The Company expects all incumbent directors to attend Annual Meetings. The Company generally holds a board meeting coincident with the Annual Meeting to minimize travel obligations and facilitate director attendance at the Annual Meeting. Six of the Company’s directors then in office attended the Company’s 2004 Annual Meeting.

Committees of the Board of Directors

     Following is a description of each Committee of the Board of Directors.

     Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the Independent Auditor engaged to prepare or issue an audit report on the financial statements of the Company and such other duties as directed by the Board. The Committee’s role includes discussing with management the Company’s processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee also approves, subject to shareholder approval, the appointment and replacement of the Independent Auditor and is directly responsible for oversight and pre-approval of all audit and non-audit services provided by the Independent Auditor. For the fiscal year ended December 31, 2004 and the current fiscal year, the Committee consisted entirely of independent directors (as defined in Rule 4200(a)(15) of the NASD’s marketplace rules) and satisfied the audit committee independence and financial literacy requirements of Nasdaq. The Board has determined that Mr. Untracht satisfied the requirements for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. The Committee held: (i) four meetings during the fiscal year ended December 31, 2004 attended by a majority of the Committee members; and (ii) three meetings since January 1, 2005 attended by all Committee members. The Committee’s formal written amended charter is included as Exhibit “C” to this proxy statement.

     Compensation Committee. The Compensation Committee provides guidance and periodic monitoring for all corporate compensation, employee benefit, and employee equity programs. The compensation of the Company’s chief executive officer and other senior executive officers is determined or recommended to the Board by the Committee. None of the members of the Compensation Committee were, at any time during fiscal 2004 or at any other time, an officer or employee of the Company. The Committee held: (i) one meeting during the fiscal year ended December 31, 2004 attended by all Committee members; and (ii) one meeting since January 1, 2005 attended by all Committee members. The Committee operates under a formal written charter which is included as Exhibit “D” to this proxy statement.

     Governance & Nominating Committee. The Governance & Nominating Committee was established in January 2004. The Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company’s corporate governance practices. The director nominees are selected or recommended for Board selection by a majority of the independent directors. During the fiscal year ended December 31, 2004, the Committee held ten meetings and has held four meetings since the end of such fiscal year. All Committee members attended in excess of 75 percent of these meetings. The Committee’s formal written amended charter is included as Exhibit “E” to this proxy statement.

BOARD COMMITTEE MEMBERSHIP
as of April 20, 2005

Governance &
Director	Board	Audit	Compensation	Nominating

William C. Bowes	X		X	X*
Dwight L. Hanger	X	X
J. Christopher Lewis	X		X
Steven S. Myers	X*
Joseph B. Reagan	X	X	X*
Robert Rodin	X			X
John P. Stenbit	X	X		X
Robert J. Untracht	X	X*		X

*Chairperson

Director Nominee Criteria and Process

     The Board of Directors is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Governance & Nominating Committee. The Governance & Nominating Committee believes that the criteria for director nominees should include ensuring effective corporate governance, supporting the Company’s strategies, reflecting highest personal and professional integrity, possessing sound judgment, free from conflicts of interest, having adequate time to devote to Board responsibilities, supporting the successful recruitment of qualified candidates for the Board and representing the best interest of all the Company’s shareholders.

     The Committee may receive recommendations for Board candidates from various sources, including the Company’s directors, management and shareholders. Shareholder proposals for nominations to the Board should be submitted to the Governance & Nominating Committee in care of the Corporate Secretary of the Company at its principal executive office at 4695 MacArthur Court, 8th Floor, Newport Beach, California 92660. To be considered by the Board for nomination at the next succeeding Annual Meeting, nominations must be delivered to the Corporate Secretary no later than January 20, 2006 (see “Submission of Shareholder Proposals for the 2006 Proxy Statement”).

     The Corporate Secretary’s office, at the request of the Committee, researches the qualifications of recommended candidates and reports its findings to the Chairman of the Committee.

     When a vacancy occurs on the Board, the Committee recommends to the Board a nominee to fill the vacancy. As provided in the Company’s By-Laws, the Board elects a new director when a vacancy occurs between Annual Meetings.

Retention of Independent Advisors

     Each of the Audit, Compensation, and Governance & Nominating Committees has the authority to retain independent advisors, legal counsel or other experts or consultants it deems appropriate to carry out its responsibilities, with all fees and expenses paid by the Company.

Director Independence

     To promote effective corporate governance, a majority of the members of the Company’s Board qualify as independent under criteria established by Nasdaq. The Governance & Nominating Committee regularly reviews the independence and qualifications of each member of the Board and its various Committees. Mr. Myers does not participate in any action of the Board relating to any executive or employee compensation plan in which he participates.

     The Board has determined that seven of the current directors, Messrs. William C. Bowes, Dwight L. Hanger, J. Christopher Lewis, Joseph B. Reagan, Robert Rodin, John P. Stenbit, and Robert J. Untracht are independent. Mr. Steven S. Myers, an employee of the Company and the Company’s Chairman of the Board and Chief Executive Officer is not independent.

Director Compensation

     The Chairman of the Board and Chief Executive Officer receives no additional compensation other than his normal salary for serving on the Board. The Company has no other employee directors.

     Non-employee directors receive, effective April 12, 2005, the following annual cash and stock compensation as approved by the Board:

DIRECTOR COMPENSATION TABLE

Type of Compensation	Cash		Stock Options

Annual Retainer	$15,000
Additional Retainer for Audit Committee Chair	$6,000
Additional Retainer for Compensation Committee Chair	$3,000
Additional Retainer for Governance & Nominating Committee Chair	$3,000
Board Meeting Attendance Fee	$1,500	(1)
Stock Options-All Existing Non-Employee Directors	$—		Retain current options until 100% vested (2)
Stock Options-All New Non-Employee Directors	$—		Option for 50,000 shares (3)
Stock Options-Annual Anniversary Grant	$—		Option for 12,000 shares (4)

Footnotes to Director Compensation Table:

(1)	Each non-employee director is also eligible for reimbursement of expenses incurred in attending Board meetings in accordance with Company policy.

(2)	The non-employee directors serving on the Company’s Board as of April 11, 2005 namely Messrs. Bowes, Lewis, Reagan, Rodin, Stenbit, and Untracht (the “Existing Directors”) will retain current option grants until each grant has vested 100%. Following 100% vesting of all grants, the Existing Directors will be entitled to receive: (i) the Annual Anniversary Grant described in note (4) below; (ii) the Annual Retainer; (iii) the Additional Retainer as a Committee Chair; and (iv) the Board Meeting Attendance Fee.

(3)	Each non-employee director appointed or elected after April 11, 2005 will, upon initial appointment or election to the Board, automatically be granted an option to purchase 50,000 shares of the Company’s Common Stock under the 1997 Amended and Restated Stock Option Plan. The exercise price of options granted is equal to the fair market value of the Company’s Common Stock on the date of the option grant. Options granted will vest at a rate of twenty-five percent (25%) per year over a period of four (4) years. The term of options granted is ten (10) years.

(4)	On each anniversary date of appointment to the Board (or the next open market day if the anniversary date is a closed market day), each non-employee director is automatically granted an additional option to purchase 12,000 shares (the “Anniversary Grant”) of the Company’s Common Stock under the 1997 Amended and Restated Stock Option Plan. The exercise price of options granted is equal to the fair market value of the Company’s Common Stock on the date of the option grant. Options granted will vest at a rate of twenty-five percent (25%) per year over a period of four (4) years. The term of options granted is ten (10) years. The Existing Directors will be entitled to the Anniversary Grant following 100% vesting of each grant issued prior to April 12, 2005.

     As of April 20, 2005, options to purchase an aggregate of 880,000 shares of the Company’s Common Stock (of which 21,000 expired in January 2003) had been issued under the Plan to the Company’s current non-employee directors, at exercise prices ranging from $1.24 to $12.00 per share. At the time of Mr. Nagy’s retirement from the Board on April 12, 2005, he maintained an aggregate of 230,000 vested and exercisable options of which 50,000 will expire on June 21, 2005 and the remaining 180,000 will expire on July 11, 2005.

Business Conduct and Ethics Code

     The Board of Directors adopted a written code of ethical conduct that requires all directors, officers and employees to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires avoidance of conflicts of interest compliance with all laws and other legal requirements, conduct of business in an honest and ethical manner, integrity and actions in the Company’s best interest. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The policy is available on the Company’s website at www.smawins.com or by contacting the Corporate Secretary at 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660, or calling (949) 975-1550 to obtain a copy without charge. The policy is included as Exhibit “F” to this proxy statement.

Whistleblower Procedures

     The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential and anonymous submission by the Company’s employees and its shareholders, of concerns regarding questionable accounting or auditing matters. These procedures are described in the Business Conduct and Ethics Code.

Shareholder Communication with Board of Directors

     Although the Company has not to date developed formal processes other than as described in the Company’s Business Conduct and Ethics Code by which shareholders may communicate directly to directors, it believes that the informal process in which shareholder communications are received by the Corporate Secretary for the Board’s attention and forwarded to the Board has served the Board’s and the shareholders’ needs. In view of the disclosure requirements relating to this issue recently adopted by the Securities and Exchange Commission, the Board may consider developing and implementing more specific procedures. Until any other procedures are developed and posted on the company’s corporate website, shareholders may send written correspondence to the Board in the care of the Corporate Secretary:

SM&A
4695 MacArthur Court, 8th Floor
Newport Beach, CA 92660
Attn: Corporate Secretary

Executive Loans

     The Company does not extend loans to executive officers or directors and has no such loans outstanding.

SECURITY OWNERSHIP

Principal Holders

     As of April 20, 2005, the only persons known by the Company to be beneficial owners of more than five percent of the Company’s Common Stock are noted below.

     As of April 20, 2005, the Company had issued and outstanding 20,346,255 shares of Common Stock.

	Amount of	Percentage
	Nature of	of Common
	Beneficial	Stock
Name and Address of Beneficial Owner	Ownership	Owned

Steven S. Myers(1)	4,896,614	24.07%
Trustee of the Steven Myers Revocable Trust dated December 1, 2000
Wasatch Advisors, Inc(2)	2,977,819	14.64%
Lord, Abbett & Co., LLC(3)	2,577,524	12.67%
Paula K. Mathis(4)	1,311,838	6.45%
Trustee of the Paula K. Mathis Trust dated November 17, 2000
Royce & Associates, Inc., LLC(5)	1,122,100	5.52%

Footnotes to Principal Holders:

(1)	Includes (i) 1,311,838 shares held directly by the Paula K. Mathis Revocable Trust over which Mr. Myers holds sole voting power for as long as Mr. Myers is an officer, executive, and/or director and is involved in the daily operations of the Company; and (ii) 11,667 shares owned beneficially and of record by Melissa Myers, Mr. Myers’ daughter. Melissa Myers is economically dependent on Mr. Myers and, as a result, Mr. Myers holds an indirect beneficial ownership interest in such shares. Mailing address is c/o SM&A, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.

(2)	Based on information contained in Schedule 13G/A filed with the SEC on February 14, 2005. Mailing address is 150 Social Hall Avenue, Suite 400 Salt Lake City, UT 84111.

(3)	Based on information contained in Schedule 13G filed with the SEC on February 14, 2005. Mailing address is 90 Hudson Street, 11th Floor, Jersey City, NJ 07302.

(4)	Mr. Myers holds the right to vote the indicated shares directly pursuant to the terms of a marital settlement agreement. The right of disposition of the indicated shares is held by Paula K. Mathis as trustee of the Paula K. Mathis Revocable Trust. Additionally, pursuant to the terms of the marital settlement agreement, Ms. Mathis may sell 50,000 shares per quarter for the period October 1, 2000 through September 30, 2005. On or after October 1, 2005, Ms. Mathis has the absolute right to sell any or all of her shares as she deems advisable. Mailing address is c/o Steven S. Myers, SM&A, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.

(5)	Based on information contained in Schedule 13G filed with the SEC on February 2, 2005. Mailing address is 1414 Avenue of America, New York, NY 10019.

Named Executive Officers and Directors

     As of April 20, 2005, all current Named Executive Officers and Directors as a group, consisting of eleven (11) persons, beneficially owned 5,662,363 shares of the Company’s Common Stock, which amount represents 27.83% of the total outstanding shares of the Company’s Common Stock as of that date. The following table sets forth the shares of the Company’s Common Stock beneficially owned by the current Named Executive Officers of the Company as of April 20, 2005:

		Amount
		and
		Nature of		Percentage of
		Beneficial		Common
Name and Title of Beneficial Owner		Ownership		Stock Owned

G. Timothy Bauman	Executive Vice President, Sales and Marketing	—	(1),(2)	—%
William C. Bowes	Director	25,000	(1)	*	%
Steve D. Handy	Vice President, Corporate Controller	10,000	(1)	*	%
Dwight L. Hanger	Director	—	(1),(3)	*	%
J. Christopher Lewis	Director	348,092	(1)	1.71%
Steven S. Myers	Chairman and Chief Executive Officer	4,896,614	(1),(4)	24.07%
Joseph B. Reagan	Director	—	(1),(5)	—%
Robert Rodin	Director	—	(1),(6)	—%
John P. Stenbit	Director	25,000	(1)	*	%
Robert J. Untracht	Director	75,000	(1)	*	%
Cathy L. Wood	Executive Vice President, Chief Financial Officer and Corporate Secretary	282,657	(1)	1.39%

	Total Current Named Executive Officers and Directors	5,662,363		27.83%

Bennett C. Beaudry	Former President and Chief Operating Officer	57,500	(1),(7)	*	%
Robert E. Bunnett	Former Senior Vice President, Operations and Delivery	3,500	(1),(8)	*	%
Albert S. Nagy	Former Director	31,400	(1),(9)	*	%

*Less than 1%

Footnotes to Named Executive Officers and Directors:

(1)	Includes the following shares which could be acquired upon the exercise of stock options exercisable within 60 days of April 20, 2005:

Mr. Bauman	-0-
Mr. Beaudry	37,500
Mr. Bowes	25,000
Mr. Bunnett	-0-
Mr. Handy	10,000
Mr. Hanger	-0-
Mr. Lewis	21,700
Mr. Myers	-0-
Mr. Nagy	30,000
Dr. Reagan	-0-
Mr. Rodin	-0-
Mr. Stenbit	25,000
Mr. Untracht	75,000
Ms. Wood	194,300

(2)	Mr. Bauman was hired as the Company’s Executive Vice President, Sales and Marketing on June 30, 2004.

(3)	Mr. Hanger was duly elected as a director of the Company by the other members of the Board effective April 12, 2005 and currently has no beneficial ownership.

(4)	Includes (i) 1,311,838 shares held directly by the Paula K. Mathis Revocable Trust over which Mr. Myers holds sole voting power for as long as Mr. Myers is an officer, executive, and/or director and is involved in the daily operations of the Company; and (ii) 11,667 shares owned beneficially and of record by Melissa Myers, Mr. Myers’ daughter. Melissa Myers is economically dependent on Mr. Myers and, as a result, Mr. Myers holds an indirect beneficial ownership interest in such shares.

(5)	Dr. Reagan was duly elected as a director of the Company by the other members of the Board effective July 30, 2004 and currently is not a beneficial owner of any Company securities.

(6)	Mr. Rodin was duly elected as a director of the Company by the other members of the Board effective January 24, 2005 and currently is not a beneficial owner of any Company securities.

(7)	Mr. Beaudry terminated employment with the Company on March 30, 2005.

(8)	Mr. Bunnett served as the Company’s Senior Vice President, Operations and Delivery at fiscal year ending December 31, 2004. During April 2005, Mr. Bunnett transitioned as the Company’s Strategic Account Manager.

(9)	Mr. Nagy retired as a member of the Board of Directors effective April 12, 2005.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

     The Compensation Committee (the “Committee”) currently consists of Messrs. Bowes, Lewis, and Reagan, none of whom is an employee of the Company. The Board designates the members and the Chairman of the Committee. Currently, the Chairman of the Committee is Dr. Joseph Reagan.

     The Committee oversees the general compensation plan of the Company, sets the specific compensation, by means of an employment agreement, of the Company’s chief executive officer, the chief financial officer, the chief operating officer, (the “Senior Executives”) and the executive vice presidents, and reviews the chief executive officer’s annual compensation plan for levels other than the Senior Executives. The Committee also oversees the development processes for Senior Executives and future Senior Executive candidates. The compensation programs have been designed to ensure that the compensation paid to the Senior Executives is substantially linked to both Company and individual performance. Accordingly, a significant portion of the compensation for which a Senior Executive is eligible is comprised of variable components based upon individual achievement and Company performance measures. In addition, the Committee evaluates and oversees the Company’s stock incentive plans.

Executive Compensation Principles

     The design and implementation of the Company’s executive compensation programs are based on a series of general principles. These principles may be summarized as follows:

     •      Align the interests of management and shareholders to build shareholder value by the encouragement of consistent, long-term Company growth.

     •      Attract and retain key Senior Executives whose abilities are considered essential to the long-term success and competitiveness of the Company.

     •      Support a performance oriented environment that rewards achievement of internal Company goals and recognizes Company performance compared to the performance of similar situated companies;

     •      Motivate key Senior Executives for long-term strategic management and the enhancement of shareholder value through stock option awards.

Components of Executive Compensation in Fiscal 2004

The Company’s Senior Executive compensation package is comprised of the following components:

•	Base Salary;

•	Incentive Cash Bonus;

•	Long-Term Incentives; and

•	Benefits and Perquisites.

Base Salary

     Base salaries are the fixed component of the Senior Executive’s compensation package. Base salary is established for each Senior Executive in accordance with the Company’s standard payroll practices for its executive officers and is reflected in the Senior Executives’ employment agreements. The Committee annually reviews the employment agreements to ensure appropriateness and increases to base salary are made to reflect Company performance, competitive market increases and individual factors.

Incentive Cash Bonus

     Each Senior Executive’s incentive cash bonus opportunity is reflected in the Senior Executive’s employment agreement and subsequently reviewed annually.

Long-Term Incentives

     Long-term incentives are provided through stock option grants. During 2004, these grants were pre-defined in each Senior Executive’s employment agreement. These option grants are intended to motivate the Senior Executives to manage the business to improve long-term Company performance. Option grants are made with exercise prices equal to the market price of the shares on the date of grant and will be of no value unless the market price of the Company’s outstanding common shares appreciates, thereby aligning a substantial part of the Senior Executive’s compensation package with the return realized by the shareholders.

     In fiscal 2004, the Committee granted stock options to the Named Executive Officers as set forth in the table entitled “Option Grants in Last Fiscal Year.” The committee believes that stock options encourage long-term Company stock ownership, and therefore that such grants are in the best interests of the Company and its shareholders.

     Eligible Senior Executives may also participate in the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Under this program, eligible employees may authorize payroll deductions of up to 15% of their bi-weekly base pay. The amounts are accumulated and, at the end of each quarter are used to purchase shares of the Company’s common stock. The second amendment to the ESPP approved by the Board of Directors changes the provision of the ESPP that allows the Company to issue shares using the lesser of (i) 95% of the fair market value of Company Stock on the Enrollment Date (as defined in the plan); or (ii) 95% of the fair market value of Company Stock on the Purchase Date (as defined in the plan) to provide that the Company may only issue shares of Company Stock under the plan at 95% of the fair market value of Company Stock on the Purchase Date. If approved by the Company’s shareholders, this amendment would be effective as of the March 30, 2006 Purchase Date under the ESPP.

Benefits and Perquisites

     The benefits and perquisites component of executive compensation is generally similar to that which is offered to all of the Company’s employees or that are typical in the industry for an executive’s position or circumstances.

Chief Executive Officer Compensation

     In setting the compensation payable to the chief executive officer, the goal is to provide compensation competitive with other companies in the industry while at the same time making a significant percentage of the chief executive officer’s potential earnings subject to consistent, positive, long-term Company performance. In general, the factors utilized in determining the chief executive office’s compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs.

Compensation Committee Interlocks and Insider Participation

     As previously noted, as of December 31, 2004, the members of the Compensation Committee were Messrs. Bowes, Lewis, and Reagan. Mr. John R. Woodhull and Mr. Albert S. Nagy also served on the Committee during 2004; however, both gentlemen retired from the Board of Directors effective January 24, 2005 and April 12, 2005, respectively. None of the members of the Compensation Committee was at any time during fiscal year 2004 or at any other time an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and other entities involving the Company’s executive officers and Board members who serve as executive officers or Board members of such other entities.

The Compensation Committee:

Joseph B. Reagan, Chairman
William C. Bowes
J. Christopher Lewis

Named Executive Officers of the Company

     Set forth below is certain information with respect to the Company’s current Named Executive Officers, including the business experience of each during the past five years.

		Named
		Executive
		Officer
Name	Age	Since	Current Office

Steven S. Myers	58	1982	Chairman and Chief Executive Officer
Cathy L. Wood	57	2001	Executive Vice President, Chief Financial Officer and Secretary
G. Timothy Bauman	53	2004	Executive Vice President, Sales and Marketing
Steve D. Handy	37	2003	Vice President, Corporate Controller
Bennett C. Beaudry	48	2003	Former President and Chief Operating Officer(1)
Robert E. Bunnett	45	2004	Former Senior Vice President, Operations and Delivery(2)

(1) Mr. Beaudry served as the Company’s President since June 2003 and as Chief Operating Officer since October 2002. Mr. Beaudry terminated employment with the Company on March 30, 2005.

(2) Mr. Bunnett served as the Company’s Senior Vice President, Operations and Delivery at fiscal year ending December 31, 2004. During April 2005, Mr. Bunnett transitioned as the Company’s Strategic Account Manager.

     Steven S. Myers has served as the Company’s Chief Executive Officer and Chairman of the Board for most of the Company’s existence. Before taking the Company public in January 1998, Mr. Myers managed some of the largest proposals created by the aerospace industry, supporting the nation’s most crucial space and defense programs of the time. Prior to forming the Company, Mr. Myers was Vice President of Marketing for Loral Data Systems and held several other key management and technical positions with Ball Aerospace Systems Division, Fairchild Space and Electronics Company, and Watkins-Johnson Company. Mr. Myers also serves as Chairman of SummitJets, Inc., an aircraft leasing company and on the Advisory Board of QuantumSphere, Inc. a manufacturer of metallic nanopowders for markets demanding advanced material applications. Mr. Myers holds a Bachelor of Science degree in Mathematics from Stanford University in California.

     Cathy L. Wood currently serves as Executive Vice President, Chief Financial Officer and Corporate Secretary. Ms. Wood became an officer of the Company in November 2001. Ms. Wood is also the President of Financial Management Partners, a consulting firm that specializes in financial consulting. Prior to entering into her Employment Agreement with the Company in 2001, Ms. Wood provided services to the Company in her capacity as the President of Financial Management Partners. From August 1997 to December 1999, Ms. Wood served as Executive Vice President, Chief Financial Officer and Secretary for PIA Merchandising, Inc. Ms. Wood served as Vice President and Chief Financial Officer of Giant Group, Ltd., a NYSE listed company specializing in acquisitions, from 1995 to 1997. Ms. Wood has also served in various capacities at Wherehouse Entertainment, Inc., and served as a Vice President at Mellon Bank, N.A. Ms. Wood currently serves on the Board of Directors of Goodwill Industries and the Orange County Advisory Board of City National Bank.

     G. Timothy Bauman joined the Company in June 2004, as Executive Vice President, Sales & Marketing. Immediately prior to joining the Company and from July 2003, Mr. Bauman was Senior Practice Director of Oracle Consulting State and Land Government. From October 2001 to April 2003, Mr. Bauman was Vice President of Sales of WRQ, Incorporated, a privately held software company that provides host access and host integration software and services solutions. From February 2001 to October 2001, Mr. Bauman was Director of Sales for Safeharbor Technology, a Seattle-based start up that builds and manages web-based graphical CRM solutions. From January 1999 to December 2000, Mr. Bauman was Vice President, Sales and Business Development for Appliant.com Incorporated, a performance management services startup with a focus on enterprise applications and e-commerce. Mr. Bauman received his Bachelor of Administration in Business Administration from Bloomsburg State University at Pennsylvania.

     Steve D. Handy currently serves as Vice President, Corporate Controller. Mr. Handy became a full-time employee of the Company in December 2001 as Assistant Corporate Controller. Prior to joining the Company, Mr. Handy was Director of Finance for Transnational Computer Technology, Inc., where, among other functions, he implemented worldwide controls, policies and procedures. From 2000 to 2001, Mr. Handy was Corporate Controller of Futurelink Corporation where he directed all facets of the monthly internal financial reporting, including quarterly and annual SEC reporting. Previous to this Mr. Handy served as Senior Auditor, Business Advisory and Audit Services for Deloitte & Touche LLP. Mr. Handy planned and executed financial statement audits and reviews with emphasis on the high technology and healthcare markets. Mr. Handy is licensed through the State of California as a Certified Public Accountant. Mr. Handy currently serves on the Board of Directors of the Blind Children’s Learning Center of Orange County. Mr. Handy holds a Bachelor of Science degree in Administration with an emphasis in accounting, from California State University, San Marcos in California.

Table 1: Summary Named Executive Officer Compensation Table

     The following table sets forth information concerning compensation paid to the Company’s Chief Executive Officer and each of the four other executive officers of the Company who earned, or would have earned, salary and bonus in excess of $100,000 for services rendered to the Company for each of the fiscal years in the three-year period ended December 31, 2004 (the “Named Executive Officers”). Annual Compensation excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

						Long Term
						Compensation
						Awards
						Securities
Name and Principal	Annual Compensation					Underlying	All Other
Position	Year	Salary		Bonus		Stock Options	Compensation

Chief Executive Officer and
Chairman of the Board
Steven S. Myers	2004	$600,000		$400,000		—	$—
	2003	$600,000		$400,000		—	$—
	2002	$600,000		$398,535	(1)	—	$—

Executive Vice President,
Chief Financial Officer and
Corporate Secretary
Cathy L. Wood	2004	$400,000		$226,364	(2)	100,000	$—
	2003	$365,000		$300,068	(3)	50,000	$—
	2002	$405,711	(4)	$151,350	(5)	50,000	$—

Executive Vice President,
Sales and Marketing
G. Timothy Bauman	2004	$140,673		$75,000	(6)	60,000	$12,300	(7)

Vice President, Corporate
Controller
Steve D. Handy	2004	$138,462		$40,000		—	$3,000	(8)
	2003	$104,230		$42,000	(9)	25,000	$—
	2002	$91,191		$28,700	(10)	25,000	$—

Former Chief Operating
Officer and President
Bennett C. Beaudry	2004	$299,866		$222,540	(11)	100,000	$18,300	(12)
	2003	$256,730		$300,067	(13)	50,000	$18,300	(14)
	2002	$274,117		$138,450	(15)	130,000	$—

Former Sr. Vice President,
Operations and Delivery
Robert E. Bunnett	2004	$208,731		$45,000	(16)	—	$—
	2003	$201,461		$41,000	(17)	—	$—
	2002	$201,000		$42,191	(18)	—	$—

Footnotes to Table 1:

(1)	This includes a $97,435 bonus earned by Mr. Myers in fourth quarter ending December 31, 2002 and paid in 2003. In addition, this includes a $50,000 bonus earned by Mr. Myers in fourth quarter ending December 31, 2001 and paid in 2002.

(2)	This includes a $42,568 bonus earned in 2004 and paid in 2005.

(3)	This includes an $80,384 bonus earned in 2003 and paid in 2004.

(4)	This includes $49,134 in salary payments earned by Ms. Wood in 2001 and paid in 2002. Ms. Wood became a full-time employee of the Company on November 1, 2001 when she entered into a two-year Employment Agreement with the Company.

(5)	This includes a $32,900 bonus earned by Ms. Wood in fourth quarter ending December 31, 2001 and paid in 2002. In addition, this includes a $83,450 bonus earned in 2002 and paid in 2003.

(6)	Mr. Bauman was hired in June 2004. This represents a $75,000 bonus earned in 2004 and paid in 2005.

(7)	Pursuant to the terms of Mr. Bauman’s offer of employment, this represents monthly lease payments made directly to the landlord of the residence in Orange County, California occupied by Mr. Bauman. Mr. Bauman’s permanent residence is in Washington.

(8)	This represents an employee referral incentive paid to Mr. Handy.

(9)	This includes a $10,000 bonus earned in 2003 and paid in 2004.

(10)	This includes a $3,000 bonus earned by Mr. Handy in the fourth quarter ending December 31, 2002 and paid in 2003.

(11)	This includes a $42,546 bonus earned in 2004 and paid in 2005.

(12)	Pursuant to the terms of Mr. Beaudry’s employment agreement, this represents monthly lease payments made directly to the landlord of the residence in Orange County, California occupied by Mr. Beaudry. Mr. Beaudry’s permanent residence is in Arizona.

(13)	This includes a $80,384 bonus earned in 2003 and paid in 2004.

(14)	Pursuant to the terms of Mr. Beaudry’s employment agreement, this represents monthly lease payments made directly to the landlord of the residence in Orange County, California occupied by Mr. Beaudry. Mr. Beaudry’s permanent residence is in Arizona.

(15)	This includes a $45,000 bonus earned by Mr. Beaudry in fourth quarter ending December 31, 2002 and paid in 2003.

(16)	This includes a $10,000 bonus earned in 2004 and paid in 2005.

(17)	Includes a $10,000 bonus earned in 2003 and paid in 2004.

(18)	Includes a $10,000 bonus earned in 2002 and paid in 2003.

Table 2: Options Granted in Last Fiscal Year to Named Executive Officers

     The following table provides certain information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2004. This information includes hypothetical potential gains from stock options granted in the 2004 fiscal year. These hypothetical gains are based solely on assumed annual growth rates of 5% and 10% in the value of the Company’s Common Stock price over the five-year life of the stock options granted in 2004. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company’s future performance and prospects.

						Potential Realizable Value At
						Assumed Annual Rates of Stock
						Price Appreciation for
Individual Grants						Option Term(2)
			Percent of
			Total
	Number of		Options
	Securities		Granted to
	Underlying		Employees	Exercise or
	Options		In Fiscal	Base Price(1)	Expiration	5%	10%
Name	Granted		Year 2004	($/Sh)	Date	($)	($)

G. Timothy Bauman	60,000		7.96	7.04	09/29/2014	265,645	673,196

Bennett C. Beaudry	100,000	(3)(4)	13.27	11.82	01/02/2014	743,353	1,883,803

Cathy L. Wood	100,000	(3)	13.27	11.82	01/02/2014	743,353	1,883,803

Footnotes to Table 2:

(1)	The options were granted at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. The exercise price may be paid by delivery of cash or with shares of SM&A Common Stock already owned, subject to certain conditions. As of April 20, 2005, the last sale price of the Company’s Common Stock as quoted on the Nasdaq National Stock Market was $8.44.

(2)	Pursuant to applicable regulations, these amounts represent certain assumed rates of appreciation only. Actual gain, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

(3)	The indicated options shall become exercisable in sixteen equal quarterly installments, commencing on the three-month anniversary of the date of grant. Such stock options are in the form generally approved for grants to officers of the Company, provided, however, that such stock options shall vest in full upon the occurrence of a Change of Control as described in the respective employment agreements of Mr. Beaudry and Ms. Wood.

(4)	Mr. Beaudry terminated employment with the Company on March 30, 2005.

Table 3:	Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values by Named Executive Officers

     The following table provides certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2004, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money
	Acquired		Options at		Options at
	on	Value	December 31, 2004		December 31, 2004(1)
Name	Exercise	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable

G. Timothy Bauman	—	$—	—	60,000	$—	$89,400
Bennett C. Beaudry	5,000	$30,325	142,500	167,500	$691,719	$457,781
Robert E. Bunnett	30,375	$137,048	9,375	9,375	$69,094	$69,094
Steve D. Handy	12,500	$74,125	—	31,250	$—	$164,750
Steven S. Myers	—	$—	—	—	$—	$—
Cathy L. Wood	1,000	$6,559	169,300	37,500	$901,899	$120,094

Footnotes to Table 3:

(1)	Calculated on the basis of $8.53, the closing price of the Company’s Common Stock on December 31, 2004, minus the exercise price of the option, multiplied by the number of shares subject to the option.

Equity Compensation Plan Information

     The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans and arrangements as of December 31, 2004. The material terms of these plans are described in the notes to consolidated financial statements on Form 10-K for period ending December 31, 2004.

Number of
securities remaining
	Number of securities				available for future
	to be issued upon		Weighted-average		issuance under equity
	exercise of		exercise price of		compensation plans
	outstanding options,		outstanding options,		(excluding securities
	warrants and rights		warrants and rights		reflected in column (a))
Plan Category	(a)		(b)		(c)

Equity Compensation Plans Approved by Shareholders

Amended & Restated Stock Option Plan	2,046,671		$5.42		625,563

Amended & Restated ESPP	1,182,485	(1)	N/A	(2)	117,515

Equity Compensation Plans Not Approved by Shareholders
None	N/A		N/A		N/A

Footnotes to Equity Compensation Plan Information:

(1)	Includes 23,426 shares of the Company’s Common Stock distributed to plan participants on or about January 18, 2005, in connection with the December 31, 2004 Purchase Date under the Amended and Restated ESPP.

(2)	Under the Amended and Restated ESPP, the purchase price per share of Common Stock is 95% of the fair market value as determined in accordance with the plan and Section 423 of the Internal Revenue Code and applicable regulations thereunder.

Employment Agreements

     Steven S. Myers, Chief Executive Officer and Chairman of the Board.

     The Company and Mr. Myers have entered into an Employment Agreement, effective February 1, 2000, pursuant to which Mr. Myers is to serve as the Company’s Chief Executive Officer and Chairman of the Board. This agreement has been amended by an Amendment No. 1, dated December 29, 2000, an Amendment No. 2, dated April 12, 2002, an Amendment No. 3, dated January 30, 2003, an Amendment No. 4, dated January 20, 2003; and Amendment No. 5 correcting the Amendment No. 4 year to 2004. As amended, the agreement provides for a term ending June 30, 2006, an annual base salary of $600,000 and an annual incentive bonus in an amount equal to 3.25% of the Company’s earnings before interest, taxes, depreciation and amortization charges (“EBITDA”), calculated and paid quarterly, not to exceed $400,000 in any fiscal year. Mr. Myers and his dependents are entitled to receive reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long-term care and disability insurance coverage. Mr. Myers may not compete with the Company during the term of the agreement, and may not solicit any employees to leave their employment with the Company for a period of two years following the expiration of the term of the agreement. Mr. Myers has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.

     The Company may terminate the agreement at any time for “Cause” (as defined therein), or without “Cause” on 30 days’ prior notice. Mr. Myers may resign at any time on 30 days’ prior notice. If Mr. Myers is terminated without “Cause,” or if he resigns for “Good Reason” (as defined in the agreement), he will receive his base salary, health and welfare benefits and a car allowance for the shorter of twelve months or until the expiration of the term of the agreement, and he will receive the pro rata portion of any incentive bonus which has been earned through the date of his termination. Upon the occurrence of a change of control of the Company, all of Mr. Myers’ outstanding stock options will, to the extent unvested, vest in full and be immediately exercisable, and shall remain exercisable for the shorter of two years or their expiration according to their terms.

     Cathy L. Wood, Executive Vice President, Chief Financial Officer and Corporate Secretary.

     The Company and Ms. Wood have entered into an Employment Agreement, effective November 1, 2001, pursuant to which Ms. Wood is to serve as the Company’s Executive Vice President, Chief Financial Officer and Corporate Secretary. This agreement has been amended by an Amendment No. 1, dated October 4, 2002, an Amendment No. 2, dated January 30, 2003, an Amendment No. 3, dated January 20, 2003, and an Amendment No. 4, dated January July 12, 2004 correcting the Amendment No. 4 year to 2004. As amended, the agreement provides for a term ending December 31, 2006. Ms. Wood maintains an annual base salary of $400,000 and an annual incentive bonus in an amount equal to 1.5% of the Company’s EBITDA, calculated and paid quarterly. Ms. Wood also receives an annual stock option grant for the purchase of 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. These options vest and become exercisable in 16 quarterly installments. Ms. Wood and her dependents are entitled to reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long-term care and disability insurance coverage. Ms. Wood may not compete with the Company during the term of the agreement, and may not solicit any employees to leave their employment with the Company for a period of two years following the expiration of the term of the agreement. Ms. Wood has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.

     The Company may terminate the agreement at any time for “Cause” (as defined therein), or without “Cause” on 30 days’ prior notice. Ms Wood may resign at any time on 30 days’ prior notice. If Ms Wood is terminated without “Cause,” or if she resigns for “Good Reason” (as defined in the agreement), she will receive her base salary, and health and welfare benefits, for the shorter of twelve months or until the expiration of the term of the agreement, and she will receive the pro rata portion of any incentive bonus which has been earned through the date of her termination. If Ms. Wood is terminated without “Cause” or resigns for “Good Reason” within twelve months following a change of control of the Company, Ms. Wood will receive (i) a lump sum payment equal to her annual base salary for the shorter of the remainder of the term of the agreement or twelve months, and (ii) health and welfare benefits for the shorter of the remainder of the term of the agreement, the date which is 18 months from the date of the change of control, or the date which is 12 months from the date of termination. Upon the occurrence of a change of control, Ms. Wood will be entitled to a lump sum payment in an amount equal to her annual base salary, and all of her outstanding stock options will, to the extent unvested, vest in full and be immediately exercisable.

     Bennett C. Beaudry, Former President and Chief Operating Officer.

     The Company and Mr. Beaudry entered into an Employment Agreement, effective June 1, 2002, pursuant to which Mr. Beaudry was to serve as the Company’s President and Chief Operating Officer. This agreement was amended by an Amendment No. 1, dated January 30, 2003, an Amendment No. 2, dated January 20, 2003, and an Amendment No. 3 dated September 28, 2004 correcting Amendment No 2 year to 2004. As amended, the agreement provided for a term ending December 31, 2006, an annual base salary of $300,000 for 2004, $330,000 for 2005 and $360,000 for 2006. In addition to base salary, Mr. Beaudry would receive incentive compensation for each calendar quarter (beginning with the fourth quarter of 2004). Mr. Beaudry also was entitled to receive an annual stock option grant for the purchase of 100,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. These options would vest and become exercisable in 16 quarterly installments. Mr. Beaudry and his dependents were entitled to reimbursement for documented medical expenses not otherwise covered by the Company’s medical plan and long term care and disability insurance coverage, and Mr. Beaudry received a housing allowance of $1,850 per month. Mr. Beaudry could not compete with the Company during the term of the agreement, and cannot solicit any employees to leave their employment with the Company for a period of two years following the expiration of the term of the agreement. Mr. Beaudry has an obligation to keep confidential and protect the trade secrets and other confidential information of the Company and its customers.

     Mr. Beaudry terminated employment as the Company’s President and Chief Operating Officer on March 30, 2005. Pursuant to the terms of Mr. Beaudry’s Employment Agreement, the Company is obligated to continue to (i) pay to Mr. Beaudry, in accordance with the Company’s customary payroll practices, his base salary in effect as of the termination date and (ii) provide the same health and life insurance benefits as in effect on the termination date, in each case until the earliest to occur of (A) the first anniversary of the termination date, (B) the date upon which Mr. Beaudry becomes employed on a full-time basis (including, under certain circumstances, self-employment) or (D) the date upon which Mr. Beaudry violates any of his obligations under the Employment Agreement with respect to non-competition, non-recruitment of employees, non-solicitation of customers, and protection of proprietary information. In addition, the Company is obligated to pay Mr. Beaudry a pro-rated portion of any incentive compensation to which Mr. Beaudry would have been entitled for the Company’s current fiscal year and for the fiscal quarter in which his employment was terminated.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee (the “Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors and is directly responsible for the compensation, appointment and oversight of the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors, Ernst & Young LLP (“Ernst & Young”) are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

     The Committee operates pursuant to a charter that can be found on the Company’s website at www.smawins.com under the “Corporate Governance” section. Under its written charter, the Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to the independent auditors as well as anyone in the Company, and has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. A copy of the Committee Charter will be provided, without charge, upon request by contacting the Corporate Secretary at SM&A, 4695 MacArthur Court, 8th Floor, Newport Beach, CA 92660.

     The Committee is composed of three independent directors. The Board of Directors has made a determination that each member of the Committee is independent and financially literate as required by the Sarbanes-Oxley Act and applicable SEC rules. The Board has also determined that one or more members of the Committee have accounting or related financial management expertise. The Board determined that Mr. Robert J. Untracht is an “audit committee financial expert” as defined by rules of the SEC. The Committee held four meetings during the fiscal year ended December 31, 2004, and has held three meetings since the end of such fiscal year, six of which were attended by a majority of the Committee members.

     In performing its oversight function, the Committee reviewed and discussed with management and the independent auditors, the audited financial statements and the quarterly operating results prior to their issuance. During 2004, management advised the Committee that the financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as modified or supplemented. The Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect and has discussed such independence with the independent auditors. The Committee also reviewed the requirements and the Company’s progress in implementing the requirements of Section 404 of Sarbanes-Oxley Act of 2002 and related regulations.

     The Committee has also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence, and has satisfied itself with respect to the independent auditors’ independence.

     Based on its reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee:	Robert J. Untracht, Chairman
Joseph B. Reagan
John P. Stenbit
Dwight L. Hanger (effective April 12, 2005)

SHAREHOLDER RETURN

Performance Graph

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company’s Common Stock, based on its market price, with the cumulative total return of companies on The Nasdaq Stock Market (U.S. common stocks), and companies with the same Standard Industrial Classification Code (“SIC Code”), assuming reinvestment of dividends, for the period beginning January 29, 1998 through the Company’s fiscal year ended December 31, 2004. The Company’s Common Stock was initially offered to the public on January 29, 1998. On May 30, 2000 the Company’s Common Stock became listed on the Nasdaq Small Cap Market. Effective August 18, 2003 the Company was approved for re-listing on the Nasdaq National Market. This graph assumes that the value of the investment in the Company’s Common Stock and each of the comparison groups was $100 on January 30, 1998.

     SIC code 8742 most closely represents the Company’s current management consulting and performance assurance services. Representative companies within the Company’s SIC code include Accenture, BearingPoint, First Consulting Group and Resources Connection.

COMPARE CUMULATIVE TOTAL RETURN
AMONG SM&A,
NASDAQ MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON DEC. 31, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDED DEC. 31, 2004

	1999	2000	2001	2002	2003	2004

SM&A	100.00	14.29	42.29	60.24	191.02	139.28
SIC CODE INDEX	100.00	49.21	45.12	28.25	38.59	40.83
NASDAQ MARKET INDEX	100.00	62.85	50.10	34.95	52.55	56.97

ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

     The Company reviews all related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions are reviewed and approved by the Company’s Audit Committee.

     The following describes certain transactions that have occurred during the Company’s fiscal year ending December 31, 2004:

     William C. Bowes. Effective May 17, 2004, the Company entered into a consulting agreement with Bowes Enterprises, a sole proprietorship, for the purpose of providing the Company with added technical expertise associated with its contracted client base. The agreement will continue until May 17, 2005. During the fiscal year ending December 31, 2004 no payments were paid to or received from Bowes Enterprises. The Company does not expect to pay or receive any payments from Bowes Enterprises prior to the agreement expiration date.

     Joseph B. Reagan. Effective August 9, 2004, the Company entered into a consulting agreement with Dr. Reagan for the purpose of providing the Company with added technical expertise associated with its contracted client base. The agreement will continue until August 9, 2005. During the fiscal year ending December 31, 2004 no payments were paid to or received from Dr. Reagan. The Company does not expect to pay or receive any payments from Dr. Reagan prior to the agreement expiration date.

     The Precept Group. The Company is party to a contract with the Precept Group (“Precept”). Mr. Wade Olson, a former member of the Company’s Board of Directors serves as the President and CEO of Precept. During 2003, Precept was engaged to advise the Company on the development of a competency based human resource evaluation system. The contract value was determined through a review of prevailing market rates for such services. The Company paid the total contract value of $54,000 during the year ended December 31, 2003. During 2002, The Precept Group was engaged to advise the Company on its executive compensation and to perform a human resources assessment. The Company paid a total contract value of $22,000 for the fiscal year ended December 31, 2002. For the fiscal year ended December 31, 2004, the Company made no payments to Precept.

     The Company entered into a contract in April 2002 with ProView, a subsidiary of the Precept Group. The Company has agreed to outsource its employee benefits administration to ProView. The contract value was determined through a review of prevailing market rates for such services. Under this contract, the Company paid $34,000, for the fiscal year ended December 31, 2004.

     SummitJets, Inc. The Company entered into an agreement with SummitJets, an aircraft leasing company controlled by Steven S. Myers, the Company’s Chairman and Chief Executive Officer. Under this agreement, the Company incurred expenses of $139,000 for the fiscal year ended December 31, 2004. Of the $139,000 expensed in 2004, $15,000 was unpaid and included in accounts payable as of December 31, 2004.

     Charitable Contributions. The Company provided charitable donations to two not-for-profit agencies, Goodwill Industries of Orange County and the Blind Children’s Learning Center of Orange County. Ms. Cathy L. Wood , the Company’s Executive Vice President, Chief Financial Officer and Secretary, serves on the Board of Directors of Goodwill Industries of Orange Country and Mr. Steve D. Handy, the Company’s Vice President, Corporate Controller, serves on the Board of Directors of the Blind Children’s Learning Center of Orange County. The Company contributed a total of $28,000 during fiscal year ended December 31, 2004.

     Bennett C. Beaudry. In April 2005, the Company facilitated the exercising of stock options of Mr. Beaudry, the Company’s former President and Chief Operating Officer. Upon exercising of Mr. Beaudry’s options, the Company repurchased 145,625 shares for a total cost of $1,184,805. The Company purchased the shares at a 3.6% discount to the then current market price.

     Albert S. Nagy. In April 2005, the Company facilitated the exercising of stock options of Mr. Nagy upon the retirement of Mr. Nagy from the Board of Directors. Upon exercising of Mr. Nagy’s options, the Company repurchased 200,000 shares for a total cost of $1,627,200. The Company purchased the shares at a 3.6% discount to the then current market price.

     Luther J. Nussbaum. In October 2004, the Company facilitated the exercising of stock options upon the retirement of Mr. Nussbaum from the Board of Directors. Upon exercising of Mr. Nussbaum’s options, the Company repurchased 87,500 shares for a total cost of $595,000. The Company purchased the shares at a 3.6% discount to the then current market price.

     John R. Woodhull. In March 2005, the Company facilitated the exercising of stock options upon the retirement of Mr. Woodhull from the Board of Directors. Upon exercising of Mr. Woodhull’s options, the Company repurchased 15,000 shares for a total cost of $116,550. The Company purchased the shares at a 3.6% discount to the then current market price.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, and the regulations thereunder, requires the Company’s directors, executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are also required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during its fiscal year ended December 31, 2004, all Reporting Persons complied with all applicable filing requirements. On January 3, 2005, the Company granted options to purchase 100,000 shares of the Company’s Common Stock to each of Mr. Beaudry and Ms. Wood according to the terms of their employment agreements. Form 4 reports were not timely filed. Each of Mr. Beaudry and Ms. Wood corrected their inadvertent error by filing a Form 4 on January 26, 2005 and January 27, 2005, respectively.

Submission of Shareholder Proposals for the 2006 Proxy Statement

     Shareholders are advised that any shareholder proposals and director nominations intended for consideration at the 2006 Annual Meeting and for consideration for inclusion in the proxy materials for that meeting, must be received by the Company no later than January 20, 2006 and must be in accordance with the requirements of the Company. Shareholders submitting proposals must direct them to the Corporate Secretary of the Company. It is recommended that shareholders utilize certified mail, return-receipt requested, in order to ensure timely delivery, at: Corporate Secretary, SM&A, 4695 MacArthur Court, Eighth Floor, Newport Beach, California 92660.

Cost of Proxy Solicitation

     It is contemplated that the solicitation of proxies in 2005 will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

Other Matters

     The Board of Directors knows of no matters to come before the Annual Meeting, other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Cathy L. Wood

Cathy L. Wood
Executive Vice President, Chief Financial Officer and Corporate Secretary

Dated: April 25, 2005

Exhibit A

AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
PLAN DOCUMENT

     SM&A, a California corporation (the “Company”), originally established an Employee Stock Purchase Plan (the “Plan”) effective as of March 1, 1999, and amendments to the Plan followed by shareholder approval on May 18, 1999, June 6, 2001 June 5, 2002, June 10, 2003, June 8, 2004, and June 8, 2005. The Plan was amended and restated effective as of July 1, 1999.

ARTICLE 1
PURPOSE OF THE PLAN

     1.1 Purpose. The Company has determined that it is in its best interest to provide incentives to attract and retain employees and to increase employee morale by providing a program through which employees of the Company, and the Company’s subsidiaries as the Company’s Board of Directors (the “Board of Directors” or the “Board”) may from time to time designate (each a “Designated Subsidiary,” and collectively, “Designated Subsidiaries”), may acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (“Company Stock”). The Plan is hereby established by the Company to permit employees to subscribe for, and purchase directly from the Company, shares of the Company Stock at a discount from the market price and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Accordingly, the provisions of the Plan shall be administered, interpreted, and construed in a matter consistent with the requirements of that section of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

ARTICLE 2
DEFINITIONS

     2.1 Compensation. “Compensation” means wages, tips, overtime pay, bonuses, commissions, and other Compensation reported on Form W-2. Compensation shall include any amounts contributed by the Employer pursuant to a salary reduction agreement that is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125, 402(e)(3), 402(g)(3), 402(h)(1)(B), 403(b), 414(h)(2), or 457(b). Compensation excludes the sum of all of the following items, even if otherwise includible in gross income: (i) reimbursements or other expense allowances; (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) deferred compensation; and (v) welfare benefits.

     2.2 Eligibility Date. “Eligibility Date” means ninety (90) calendar days from an Employee’s initial date of employment with the Company or any of its Designated Subsidiaries.

     2.3 Employee. “Employee” means each person currently employed by the Company or any of its Designated Subsidiaries, any portion of whose income is subject to federal withholding of income or employment taxes, but excluding any persons employed by the Company or any Designated Subsidiary on a part-time (less than 20 hours per week) or temporary basis.

     2.4 Enrollment Date. “Enrollment Date” means the first day of each Offering Period (January 1, April 1, July 1, and October 1) under the Plan.

     2.5 Five Percent (5%) Owner. “5% Owner” means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock and/or hold outstanding options to purchase Company Stock possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

     2.6 Offering Period. “Offering Period” means either of the three-month periods from January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31 of each year.

     2.7 Participant. “Participant” means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

     2.8 Purchase Date. “Purchase Date” means the last day of each Offering Period (i.e., March 31, June 30, September 30 or December 31).

ARTICLE 3
ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Subject to limitations imposed by Section 423(b) of the Code, each Employee of the Company or any Designated Subsidiary may become a Participant in the Plan on the Enrollment Date coincident with or next following the Eligibility Date.

     3.2 Participation. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Company’s stock purchase coordinator, as designated by the Company, of an election notice form provided by the Company (the “Election Notice Form”) authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Enrollment Date coincident with or next following the filing of the Participant’s Election Notice Form and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article 8 or by the filing of a new Election Notice Form providing for a change in the Participant’s payroll deduction rate in accordance with Section 5.

     3.3 Special Rules. Under no circumstances shall:

          (a) A 5% Owner be granted a right to purchase Company Stock under the Plan;

          (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceed an amount equal to the Aggregate Maximum. “Aggregate Maximum” means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Enrollment Date) during each calendar year; or

          (c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceed 2,500 shares, subject to periodic adjustments under Section 10.4.

ARTICLE 4
OFFERING PERIOD

     The initial grant of the right to purchase Company Stock under the Plan shall occur on July 1, 1999 and terminate on December 31, 1999. Thereafter, the Plan shall provide for Offering Periods commencing on each Enrollment Date and terminating on the next following Purchase Date.

ARTICLE 5
PAYROLL DEDUCTIONS

     5.1 Participant Election. Upon completion of the Election Notice Form, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole percentages of Compensation, not to exceed 15%. The amount so designated upon the Election Notice Form shall be effective as of the next payroll period and shall continue until terminated or altered in accordance with Section 5.2 below.

     5.2 Changes in Election. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article 8. A Participant may increase or decrease the rate of payroll deductions once during each Offering Period by completing and delivering to the Company’s stock purchase coordinator a new Election Notice Form setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the stock purchase coordinator a new Election Notice Form setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company’s payroll practices) following the delivery of the new Election Notice Form.

     5.3 Participant Accounts. The Company shall establish and maintain a separate account (“Account”) for each Participant. The amount of each Participant’s payroll deductions shall be credited to his or her Account. No interest will be paid or allowed on amounts credited to a Participant’s Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

ARTICLE 6
GRANT OF PURCHASE RIGHTS

     6.1 Right to Purchase Shares. On each Purchase Date, each Participant shall have the right to purchase at the price determined under Section 6.2 that number of shares (including fractional shares) of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his or her Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, such amounts shall remain in the Participant’s Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

     6.2 Purchase Price. The purchase price for any Offering Period shall be 95% of the Fair Market Value of Company Stock on the Purchase Date.

     6.3 Fair Market Value. “Fair Market Value” shall be determined as follows:

          (a) If the Company Stock is then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the NASDAQ National Market or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the NASDAQ National Market or such exchange on the next preceding day on which a sale occurred.

          (b) If the Company Stock is not then listed or admitted to trading on the NASDAQ National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator (see Section 7.2) using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

ARTICLE 7
PURCHASE OF STOCK

     7.1 Purchase of Company Stock. A Participant who does not, prior to a Purchase Date, notify the Company that such Participant does not want to purchase any shares of Company Stock pursuant to the Plan or that such Participant wants to purchase fewer than the maximum number of shares available for purchase, shall be deemed to elect to purchase the maximum number of shares of Company Stock (including fractional shares) purchasable with the amounts held in such Participant’s Account, at the purchase price determined under Section 6.2 above and, on each Purchase Date, the Plan shall purchase such shares on behalf of such Participant. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant’s Account and carried forward to the next Offering Period. The Board or a Committee may, in its discretion, limit the purchase of Company Stock to only whole shares and not fractional shares.

     7.2 Delivery of Company Stock.

          (a) Company Stock acquired under the Plan shall be issued directly to a contract administrator (the “Administrator”) engaged by the Company to administer the Plan under Article 9. All Company Stock so issued (“Plan Held Stock”) shall be held in the name of the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants that shall reflect each Participant’s interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock (including fractional shares) that are being held by the Administrator for the benefit of each Participant.

          (b) For share withdrawals, only whole shares of Company Stock will be issued to a Participant. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares. A payment will be made to a Participant for any fractional shares of Company Stock owned by the Participant. This payment shall be computed using the Fair Market Value of a share of Company Stock on the date the withdrawal is processed by the Company’s stock purchase coordinator. For shares of Company Stock sold by a Participant from his or her account maintained by the Administrator, the Participant shall receive credit for all whole and fractional shares at the actual price for which the shares were sold.

ARTICLE 8
WITHDRAWAL

     8.1 In Service Withdrawal. At any time prior to the Purchase Date of an Offering Period, a Participant may withdraw the amounts held in his or her Account by executing and delivering to the Company’s stock purchase coordinator written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant’s Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, the Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. An Employee who has withdrawn under this Section 8.1 at least thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company’s stock purchase coordinator. An Employee who has withdrawn under this Section 8.1 less than thirty (30) days prior to the Purchase Date of an Offering Period shall be excluded from participation in the Plan for the remainder of the Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a participant for a subsequent Offering Period by executing and delivering a new Election Notice Form to the Company’s stock purchase coordinator.

     8.2 Termination of Employment. In the event that a Participant’s employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant’s Account shall be paid to the Participant, without interest.

ARTICLE 9
PLAN ADMINISTRATION

     9.1 Plan Administration.

          (a) The authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or a committee (“Committee”) thereof. The Board or the Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

          (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or the Committee shall have the following powers and authority:

             (i) To designate agents to carry out responsibilities relating to the Plan;

             (ii) To administer, interpret, construe and apply the Plan and to answer all questions which may arise or which may be raised under the Plan by a Participant, his beneficiary or any other person whatsoever;

             (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

             (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

          (c) Any action taken in good faith by the Board or the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

     9.2 Limitation on Liability. No Employee or member of the Board or Committee shall be subject to any liability with respect to his or her duties under the Plan unless the person acts fraudulently or in bad faith. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (a) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (b) the individual fails to assist the Company in defending against any such claim. The Company shall have the right to select counsel and to control the prosecution or defense of the suit. The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

ARTICLE 10
COMPANY STOCK

     10.1 Limitations on Purchase of Shares. The maximum number of shares of Company Stock that shall be made available for sale under the Plan shall be 1,400,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

     10.2 Registration of Company Stock. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

     10.3 Changes in Capitalization of the Company. Subject to any required action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

     10.4 Merger of Company. In the event that the Company at any time proposes to merge into, consolidate with, or enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a “reverse” merger in which the Company is the surviving entity), then, to the extent permitted by applicable law: (i) any surviving corporation shall assume the rights theretofore granted or substitute for such rights new rights covering the shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices, or (ii) the Plan and the rights theretofore granted shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue the Plan, or to substitute similar options for those under the Plan, then the Board of Directors or its committee shall cause written notice of the proposed action to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.

ARTICLE 11
MISCELLANEOUS

     11.1 Amendment and Termination. The Plan shall terminate on December 31, 2008. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

(a)	Increase the number of shares of Company Stock that may be issued under the Plan;

(b)	Materially modify the requirements as to eligibility for participation in the Plan; or

(c)	Materially increase the benefits that accrue to Participants under the Plan.

     11.2 Benefits Not Alienable. Benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 8.

     11.3 No Enlargement of Employee Rights. The Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

     11.4 No Additional Rights. Neither the adoption of the Plan nor the granting of any right to purchase stock hereunder shall affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law. Furthermore, no Employee shall have any rights as a Stockholder with respect to shares to be purchased under the Plan until time at which the Fair Market Value of the Common Stock is determined on the Purchase Date. Finally, except as provided in Section 10.4, no adjustments will be made for cash or stock dividends or other rights relating to Company Stock for which the record date is prior to the Purchase Date.

     11.5 Governing Law. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

     11.6 Non-business Days. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

     11.7 Compliance With Securities Laws. Notwithstanding any provision of the Plan, the Committee shall administer the Plan in such a way to ensure that the Plan at all times complies with any requirements of Federal Securities Laws.

Exhibit B

SECOND AMENDED AND RESTATED
EQUITY INCENTIVE PLAN

1. Purposes.

     (a) The purpose of the Plan is to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Awards (as defined below).

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued as Awards under the Plan shall, in the discretion of the Board or the Committee, be either Incentive Stock Options and Nonstatutory Stock Options (in each case as defined below). All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a certificate or certificates will be issued for shares purchased on exercise of such Options.

2. Definitions.

     (a) “Accelerate” or “Accelerated” means (i) when used with respect to an Option, that as of the time of reference the Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms and (ii) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of such shares of Restricted Stock then still otherwise subject to such Risk of Forfeiture.

     (b) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (c) “Award” means any grant or sale pursuant to the Plan of Options or Restricted Stock.

     (d) “Award Agreement” means a written agreement between the Company and the recipient of an Award evidencing the terms and conditions of the Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

     (e) “Board” means the Board of Directors of the Company.

     (f) “Code” means the Internal Revenue Code of 1986, as amended.

     (g) “Committee” means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.

     (h) “Company” means SM&A, a California corporation.

     (i) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

     (j) “Continuous Status as an Employee, Director or Consultant” means the employment or relationship as an Employee, Director or Consultant is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave exceeding three (3) months shall be considered an interruption in the Continuous Status as an Employee, Director or Consultant, as applicable, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute.

     (k) “Director” means a member of the Board.

     (l) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

     (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (n) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

          (i) If the Common Stock is admitted to trading or listed on a national securities exchange, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

          (ii) If not listed or admitted to trading on any national securities exchange, the last sale price regular way on that day reported on the Nasdaq National Market (“Nasdaq National Market”) of the Nasdaq Stock Market (“NSM”) or, if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day.

          (iii) If not traded or listed on a national securities exchange or included in the Nasdaq National Market, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the closing bid and ask prices regular way on that day reported by the NSM, or any comparable system on that day.

          (iv) If the Common Stock is not included in (i), (ii) or (iii) above, the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the closing bid and ask prices regular way on that day as furnished by any member of the National Association of Securities Dealers, Inc. (“NASD”) selected from time to time by the Company for that purpose.

If the national securities exchange, Nasdaq National Market, NSM, or NASD, as applicable, are closed on such date, the “Fair Market Value” shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available. In the case of an Incentive Stock Option, “Fair Market Value” shall be determined without reference to any restriction other than one that, by its terms, will never lapse.

     (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

     (q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r) “Option” means a stock option granted pursuant to the Plan.

     (s) “Optionee” means a Participant to whom an Option has been granted.

     (t) “Participant” means any Employee, Director or Consultant who is granted an Award under the Plan

     (u) “Plan” means this Second Amended and Restated 1997 Stock Option Plan.

     (v) “Restricted Stock” means a grant or sale of Common Stock to a Participant subject to a Risk of Forfeiture.

     (w) “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     (x) “Risk of Forfeiture” means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     (y) “Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3.

     (z) “Securities Act” means the Securities Act of 1933, as amended.

3. Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how Awards shall be granted and the provisions of each Award granted (which need not be identical);

          (ii) To interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and procedures for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (iii) To amend the Plan as provided in Section 12; and

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the “Committee”), provided, however, that the Board may administer the Plan for any grants to Participants who are not subject to Code Section 162(m). The Board may remove members from, or add members to, the Committee at any time. The Board may also abolish the Committee at any time and revest in the Board the administration of the Plan. To the extent possible and advisable, the Committee shall be composed of individuals that satisfy Rule 16b-3 and Section 162(m) of the Code. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

4. Shares Subject to the Plan.

     (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the number of shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate Five Million (5,000,000) shares of the Company’s Common Stock (or such lesser number of shares as is permitted under Section 260.140.45 of Title 10 of the California Code of Regulations, if applicable, or other comparable or applicable state law, if any). The maximum number of shares of the Company’s Common Stock that may be issued to a single Participant pursuant to Awards under the Plan is Five Hundred Thousand (500,000).

     (b) If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any other Award is forfeited by the recipient, the shares of Common Stock not purchased by the Optionee or which are forfeited by the recipient shall revert to and again become available for issuance under the Plan.

     (c) If an Optionee surrenders any shares of stock issued pursuant to Options as payment of the purchase price of other shares of stock acquired pursuant to Options, the shares so surrendered shall revert to and again become available for issuance under the Plan.

     (d) If the Company reacquires any shares of stock issued pursuant to Options or withholds any shares of stock issued pursuant to Options to pay withholding taxes in connection with the exercise of Options, the shares so acquired or withheld shall revert to and again become available for issuance under the Plan.

5. Eligibility; Transferability.

     (a) Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any Employee, Director or Consultant. However, Incentive Stock Options may be granted only to Employees. In addition, no person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates (“Ten Percent Owner”) unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the term of such Incentive Stock Option is no more than five (5) years.

     (b) Transferability. An Award shall not be transferable except by will or by the laws of descent and distribution, and a Participant’s rights in an Award shall be exercisable during the lifetime of the person to whom the Award is granted only by such Participant.

6. Specific Terms of Awards.

     (a) Options.

          Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (i) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. The date of grant of an Option will be the date on which the Board or the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Board or the Committee.

          (ii) Price.

               (A) No Option shall have an exercise price that is less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

               (B) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted and one hundred ten percent (110%) in the case of a Ten Percent Owner.

               (C) The exercise price of each Option granted to the Chief Executive Officer of the Company or any employee whose total compensation for the fiscal year in which such Option is granted is required to be reported to shareholders under the Exchange Act by reason of such employee being among the four (4) highest compensated officers (other than the Chief Executive Officer) of the Company for such fiscal year shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted, if it is intended that the Option be exempt from the million dollar compensation deduction limitation of Code Section 162(m).

          (iii) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required (if any) to avoid a charge to the Company’s reported earnings), (iii) at the time of the exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company’s reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board. For the purposes of this paragraph, a “cashless exercise” shall be effected by one of the following methods:

               (A) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay the total exercise price for all shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward such total exercise price directly to the Company; or

               (B) through a “margin” commitment from the Optionee and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total exercise price for all shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward such total exercise price directly to the Company.

          (iv) Vesting. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). However, any Optionee who is not an Officer or Director of, or a Consultant to, the Company shall have the right to exercise such Option at the rate of at least twenty percent (20%) per year over the five years from the date the Option is granted, subject to reasonable conditions such as continued employment. The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Notwithstanding any vesting provided for in the Option Agreement, no Option may be exercised for (i) less than One Hundred (100) shares of Common Stock of the Company or, if less, the remaining number of shares available under the Option, or, if less, or (ii) fractional shares of Common Stock of the Company.

          (v) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (vi) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the shares covered by the vested portion of such Option shall revert to and again become available for issuance under the Plan.

          (vii) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to Section 5(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable (unvested) portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by the vested portion of such Option shall revert to and again become available for issuance under the Plan.

     (b) Restricted Stock.

          (i) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (ii) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (iii) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPANY’S SECONDED AMENDED AND RESTATED 1997 STOCK OPTION PLAN AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE COMPANY. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE COMPANY.

          (iii) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award.

          (iv) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (v) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4 of the Plan.

          (vi) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7. Cancellation and Re-grant of Options.

     The Board or the Committee shall have the authority to effect, after taking into account the possible adverse accounting consequences, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan, and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a Ten Percent Owner not less than one hundred ten percent (110%) of the Fair Market Value, determined in accordance with the rules in Code Section 424(h) and the regulations thereunder.

8. Covenants of the Company.

     The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock in connection with the grant or exercise of Awards. However, this undertaking shall not require the Company to register under the Securities Act either the Plan, any Awards, or any Common Stock issued or issuable pursuant to any Awards. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock subject to any Award unless and until such authority is obtained.

9. Use of Proceeds.

     Proceeds from the sale of Common Stock upon the exercise of the Options or in connection with any Restricted Stock Award shall constitute the general funds of the Company.

10. Miscellaneous.

     (a) Neither a Participant nor any person to whom an Award is transferred under Section 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such person has satisfied all requirements for exercise of the Award pursuant to its terms.

     (b) Nothing in the Plan or any Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of an Award any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are granted are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) To the extent provided by the terms of an Award Agreement, the person to whom an Award is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means or by a combination of such means: (i) tendering cash payment; (ii) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award provided that such arrangement will not result in a charge to the Company’s reported earnings; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required (if any) to avoid a charge to the Company’s reported earnings. The exercise of an Award shall be conditioned upon the receipt by the Company of satisfactory evidence of the Participant’s satisfaction of any withholding obligations.

11. Adjustments Upon Changes in Stock.

     (a) Subject to any required action by shareholders, upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company without receipt of consideration by the Company that results from a stock split, a reverse stock split, a stock dividend, a merger, consolidation, reorganization or reincorporation, a recapitalization, a combination or reclassification of shares, change in corporate structure or other like capital adjustment, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kinds of shares provided in Section 4(a), (ii) the number and kinds of shares or other securities subject to any then outstanding Awards, (iii) the exercise price for each share or unit of other securities subject to any then outstanding Options (without change in the aggregate purchase price of such Options), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     (b) In the event of: (i) a dissolution, liquidation or sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (A) any surviving corporation shall assume any Awards outstanding under the Plan or shall substitute similar Awards for those outstanding under the Plan, or (B) such Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Awards, or to substitute similar awards for those outstanding under the Plan, then, with respect to Awards held by persons then performing services as Employees, Directors or Consultants, such Awards shall be Accelerated in full as of the third (3rd) business day prior to such event. Any Option so Accelerated shall terminate upon the happening of such event if not exercised prior to such event.

12. Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan, provided that the implementation of such amendment complies with all applicable laws.

     (b) Without the approval of the majority of the shareholders of the Company, the Board may not amend the provisions of this Plan regarding:

          (i) The class of individuals entitled to receive Incentive Stock Options; or

          (ii) The maximum number of shares of Common Stock that may be issued under the Plan, except as provided in Section 11 of this Plan.

     (c) Rights and obligations under any Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Award was granted, and (ii) such person consents in writing.

13. Termination or Suspension of the Plan.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 1, 2007. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Award was granted.

14. Financial Information.

     The Company will provide to each Participant financial statements of the Company at least annually in accordance with Section 260.140.46 of Title 10 of the California Code of Regulations.

15. Notice of Disqualifying Disposition of Incentive Stock Options.

     An Optionee must notify the Company if the Optionee disposes of stock acquired pursuant to the exercise of an Incentive Stock Option issued under the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the disposition.

Exhibit C

SM&A
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

FEBRUARY 16, 2005

Role

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SM&A (the “Company”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of the Company, the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “Independent Auditor”) and such other duties as directed by the Board. The Committee’s role includes discussing with management the Company’s processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee has sole authority over the appointment and replacement of the Independent Auditor and is directly responsible for compensation, and oversight of the Independent Auditor.

Membership

The membership of the Committee shall consist of at least three directors. Each member shall meet the experience requirements of the listing standards of the relevant public stock market and applicable laws and regulations. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. Committee members will not serve simultaneously on the audit committees of more than two other public companies. The Board shall appoint the chairperson.

Operations

The Committee shall meet at least once each quarter. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision hereof, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of California.

Communications/Reporting

The Independent Auditor shall report directly to the Committee. The Committee is expected to maintain free and open communication with the Independent Auditor and the Company’s management. This communication will include periodic separate executive sessions with each of these parties.

Education

The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee will review and reassess the adequacy of this Charter annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices and recommend any proposed changes to the Board.

The Committee relies on the expertise and knowledge of management and the Independent Auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The Independent Auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

SM&A
AUDIT COMMITTEE RESPONSIBILITIES CALENDAR

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

1.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.					X

2.	The Committee will have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee will have the authority, as it deems necessary or appropriate, to retain independent legal, accounting or other advisors.					X

3.	The Committee will meet quarterly or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.					X

4.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), management and the Independent Auditor	X	X	X	X	X

5.	Provide an open avenue of communication between the Independent Auditor, management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					X

6.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X

7.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the Independent Auditor.	X

8.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X

9.	Appoint and replace the Independent Auditor and approve the terms on which the Independent Auditor is engaged.	X

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

10.	Provide oversight of the Independent Auditor and resolve any disagreements between management and the Independent Auditor about financial reporting.	X	X	X	X	X

11.	Establish and oversee a policy designating permissible services that the Independent Auditor may perform for the Company and providing for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable rules.	X	X	X	X	X

12.	Ensure receipt from the Independent Auditor of a formal written statement delineating all relationships between the Independent Auditor and the Company, consistent with Independence Standards Board No. 1, and actively engage in a dialogue with the Independent Auditor about any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and take appropriate action to oversee the independence of the Independent Auditor.	X

13.	Confirm annually the independence of the Independent Auditor and quarterly review the firm’s non-audit services and related fees.			X

14	Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial sophistication.				X

15.	Review the independence of each Committee member based on NASDAQ and SEC rules.				X

16.	Inquire of management and the Independent Auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.					X

17.	Review with the Independent Auditor and management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.	X				X

Consider and review with management and the Independent Auditor:
18.	a. The Company’s annual assessment of the effectiveness of its internal controls and the Independent Auditor’s attestation and report about the Company’s assessment. [1]	X

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

	b. The adequacy of the Company’s internal controls including computerized information system controls and security.	X
	c. Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.	X				X

19.	Review with management any significant changes to GAAP policies or standards.	X	X	X	X	X

20.	Review with management and the Independent Auditor at the completion of the annual audit:
	a. The Company’s annual financial statements and related footnotes.	X				X
	b. The Independent Auditor’s audit of the financial statements and its report thereon.	X				X
	c. Any significant changes required in the Independent Auditor’s audit plan.	X				X
	d. Any serious difficulties or disputes with management encountered during the course of the audit.	X				X
	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X

21.	Review with management and the Independent Auditor at least annually the Company’s critical accounting policies.			X		X

22.	Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.				X

23.	The Chairman of the Committee will participate in a telephonic meeting among management and the Independent Auditor prior to earnings release.	X	X	X	X

24.	Review the periodic reports of the Company with management and the Independent Auditor prior to filing of the reports with the SEC.	X	X	X	X

	In connection with each periodic report of the Company, review a. Management’s disclosure to the Committee and the Independent Auditor under Section 302 of the Sarbanes-Oxley Act.	X	X	X	X
25.	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

WHEN PERFORMED
Audit Committee Meetings
As
	RESPONSIBILITY	Winter	Spring	Summer	Fall	Needed

26.	Monitor the appropriate standards adopted as a code of conduct for SM&A. Review with management the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.				X	X

27.	Develop and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters				X	X

28.	Meet with the Independent Auditor in executive session to discuss any matters that the Committee or the Independent Auditor believes should be discussed privately with the Committee.	X	X	X	X

29.	Meet with management in executive sessions to discuss any matters that the Committee or management believes should be discussed privately with the Committee.					X

Footnote:
1. Effective beginning fiscal year 2004.

Exhibit D

SM&A

AMENDED COMPENSATION COMMITTEE CHARTER

April 12, 2005

I. ORGANIZATION

     The Compensation Committee shall consist of at least two non-employee Board members appointed by the Board. A “non-employee” Board member shall not be eligible to serve on the Compensation Committee unless he or she can establish that he or she:

•	is not a current employee;

•	is not a former employee currently receiving compensation for prior services; and

•	does not receive compensation, directly or indirectly (other than certain de minimis compensation), for services in any capacity other than as a Board member.

II. STATEMENT OF POLICY

     The Compensation Committee shall provide guidance and periodic monitoring for all corporate compensation, benefit, and employee equity programs. Except as set forth herein, the Compensation Committee’s actions will generally relate to overall considerations, policy, and strategy.

     The Compensation Committee shall have sole and exclusive authority to administer the Amended 1997 Stock Option Plan with respect to the Company’s Senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”).

     The Compensation Committee shall have sole and exclusive authority to establish the compensation payable to the Company’s executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, including the adjustment of base salary each year, the implementation and administration of incentive compensation programs for such individuals and the authorization of all awards to such individuals under these incentive programs.

     The Compensation Committee shall approve all perquisites, equity incentive awards and special cash payments made or paid to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16.

     The Compensation Committee shall assist the Board in succession planning for executive officers.

     The Compensation Committee shall perform any other responsibilities from time to time assigned by Board resolution.

III. RESPONSIBILITIES AND PROCESSES

     The Compensation Committee shall meet with the Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year.

     At the end of each fiscal year, the Compensation Committee shall meet to review the performance of Senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 under those programs and award bonuses thereunder. At that time, the Compensation Committee shall also adjust base salary levels for Senior executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, and review the overall performance of the Company’s employee benefit plans.

     The Compensation Committee shall also meet as and when necessary to administer the Amended 1997 Stock Option Plan with respect to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16.

     The Compensation Committee shall convene periodically as necessary to act upon any other matters within its jurisdiction under this charter.

     The Compensation Committee shall conduct and present to the Board an annual performance evaluation of its committee.

     Minutes shall be kept of each meeting of the Compensation Committee and will be provided to each member of the Board of Directors. Any action of the Compensation Committee, other than equity incentive awards under the Amended 1997 Stock Option Plan to executive officers and employee Board members subject to the short-swing profit restrictions of Section 16, shall be subject to revision, modification or rescission by the Board of Directors.

Exhibit E

SM&A
AMENDED GOVERNANCE & NOMINATING COMMITTEE CHARTER

April 12, 2005

Role

The Governance & Nominating Committee’s (the “Committee”) role is to determine the slate of director nominees for election to SM&A’s (the “Company”) Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company’s corporate governance practices.

Membership

The membership of the Committee consists of at least three independent directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence. The Board appoints the chairperson.

Operations

The Committee meets at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of California.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities

The principal responsibilities and functions of the Committee are as follows:

Making recommendations to the Board concerning the appropriate size, composition, function and needs of the Board. This responsibility includes:

1.	Establishing the director qualification criteria for Board membership and periodically determining if shortfalls in needed Board experience exists.

2.	Considering, recommending and recruiting candidates to fill new positions on the Board

3.	Reviewing candidates recommended by shareholders

4.	Conducting the appropriate and necessary inquiries into the backgrounds and qualifications of potential candidates

5.	Considering and recommending to the Board nominees to stand for election at the annual meeting of shareholders, including considering recommendations from stockholders.

The Committee’s additional responsibilities are:

1.	To consider questions of possible conflicts of interest of Board members and of the company’s senior executives

2.	To monitor and recommend the functions of the various committees of the Board

3.	To recommend members of the committees

4.	To periodically review the compensation paid to non-employee directors (including Board and Committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments.

5.	To make recommendations on the structure of Board meetings.

6.	To recommend matters for consideration by the Board.

The Committee also:

1.	Considers matters of corporate governance, and reviews, periodically, SM&As business conduct and ethics code.

2.	Considers and reviews, periodically, Director Qualification Criteria and makes changes as required.

3.	Reviews the functions of senior officers and makes recommendations on changes.

4.	Reviews the job performance of officers with the Chairman and CEO.

5.	Reviews, periodically, with the Chairman and CEO the succession plans for corporate officers and other senior positions within SM&A.

6.	Develops and recommends to the Board for its approval an annual self-evaluation process of the Board and its committees.

7.	Conducts and presents to the Board an annual performance evaluation of its committee.

8.	Leads the Board’s annual review of the chief executive officer’s performance.

Makes recommendations to the Board for continuing education of its Directors on corporate governance best practices and regulatory requirements.

Exhibit F

AMENDMENT #1

BUSINESS CONDUCT AND ETHICS CODE

1.0 Effective Date
This policy was adopted September 1, 2003 by the Company’s Board of Directors. Amendment No. 1 is effective April 14, 2005. This policy supersedes all prior SM&A Business Conduct & Ethics codes.

2.0 Purpose
To provide written standards designed to promote (a) Honest and ethical conduct, including the ethical handling of conflicts of interest; (b) Full, fair, accurate, timely and understandable disclosure in documents that the SM&A (the “Company”) submits to the Securities and Exchange Commission and in other public communications; (c) Compliance with applicable governmental laws, rules and regulations; (d) Prompt internal reporting of violations of the Business Conduct & Ethics Code (the “BC&E Code”) to an appropriate person or persons identified in this BC&E Code; and (e) Accountability for adherence to the BC&E Code.

3.0 Policy
We believe in the free enterprise system. We shall consistently treat our customers, employees, shareholders, suppliers and the community with honesty, dignity, fairness and respect. We will conduct our business with the highest ethical standards.

3.1. Reporting of Risks
The Company is committed to providing quality services that meet or exceed the expectations of our customers. Deficiencies that put the financial security of the Company at risk or, more importantly, threaten the physical well being of any person, should be reported immediately to management.

3.2. Promoting Health and Safety
The health and safety of the Company’s employees is of utmost importance. Our work processes and policies are designed to minimize risk. We all must routinely review and improve workplace conditions to ensure a safe and healthful workplace and report unsafe working conditions to supervisors and management.

3.3. Equal Opportunity and Diversity
We value and respect the diversity of our employees, officers, directors, suppliers, customers and communities. The Company is committed to providing equal opportunity in all of our employment and purchasing practices. Only in valuing diversity and committing to equal opportunity practices will we be able to fully utilize the human and business resources available to us in our pursuit of customer satisfaction. At the same time, we believe that by valuing diversity we enable all to fully realize their potential.

We are committed to providing a workplace that is free of harassment or any other behavior that diminishes a person’s integrity and self esteem. Harassment, in any form or degree, will not be tolerated.

3.4. Protecting the Environment
We respect the needs and concerns of the communities in which we live and work. This is exemplified in the Company’s long tradition of caring about the quality of the environment. Our services reflect this concern and our belief that what is good for the environment is good for the Company. Sound waste management and source reduction practices, recycling and energy conservation are legal, ethical, and business requirements.

3.5. Protecting Employee Privacy
The Company is committed to providing privacy protection of employee data maintained by the Company. Employee data will be used for the sole purpose of supporting company operations and providing employee benefits. The Company will comply with all local data protection regulations.

The Company has put safeguards in place to ensure that personal data is protected from unauthorized access and disclosure, including limiting access to such data only to those employees with a legitimate business purpose. All employees are responsible for ensuring compliance with this employee privacy policy.

3.6. Protecting the Company’s Information
Protecting information about the Company’s services, activities, performance or plans is critical to the Company’s competitive position and reputation. Good judgment is needed to determine what information can or cannot be disclosed to others. Should there be any question as to whether certain information is confidential, employees should consult their supervisor. To limit the potential for important information being used improperly, employees should use “need to know” guidelines even with other employees of the Company.

The use of confidential Company information for the personal gain of an employee, officer, director or anyone else is contrary to the Company’s policies and, in many cases unlawful. Confidential information includes all nonpublic information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

Buying or selling of the Company’s stock on the basis of material nonpublic information is also prohibited. It is unlawful to communicate this information to other persons who may trade in our stock. Material information is defined, as anything a prudent investor should know before investing in a company. This type of information includes, but is not limited to, financial results, new contracts and acquisition plans that have not already been disclosed to the public.

3.7. Avoiding Conflicts of Interest
The best interests of the Company are expected to be foremost in the minds of our employees, officers and directors as they perform their duties. When we become employees of the Company, and receive pay and benefits, we make this commitment.

It is wrong to seek any other economic gain by virtue of being an employee, officer or director of the Company. Giving or receiving anything of enough value to influence sound business judgment is prohibited. This also applies to family, friends and business associates. In addition, discussions of future employment with government officials with whom the Company seeks to do business must be approved in advance.

The Company trusts its employees, officers and directors with information about Company activities and with Company funds and property. Use of any of these in a way that conflicts with Company interests is strictly prohibited. Situations or arrangements that may conflict with Company interests must be approved in advance by the employee’s respective business group Vice President.

We must also take care that our actions cannot be perceived as serving other interests. While mutually beneficial relationships with customers and suppliers are encouraged, we should avoid situations that offer the potential for problems. Examples include having a significant stake in, or serving as a director of, a firm that sells to or purchases from the Company. Employees should also not work for a customer or a supplier. All these examples apply to involvement with our competitors as well.

3.8. Proper Use of Company Funds
Employees are personally accountable for any form of Company funds such as credit cards, cash and checks. Those who authorize the use of funds must ensure that the Company has received proper value in return. The Company may be obligated to notify appropriate civil authorities should funds be used for any improper or illegal purpose and will take appropriate disciplinary action in any event.

3.9. Proper Use of Company Information and Company Property
The Company trusts its employees with information about Company activities and with Company property. Use of these in a way that conflict with Company interests, or in any manner that may reasonably be considered offensive or disruptive to another employee, is strictly prohibited.

3.10. Appropriate Use of E-Mail, Internet and Other Computing Resources
Electronic commerce, electronic mail, and other Internet-related systems are intended to be used for Company business. Additionally, all information on Company computer systems, including electronic mail, is the property of the Company. Therefore, to ensure that computing resources are used in accordance with expectations, management may inspect and disclose the contents of electronic messages if such inspection and disclosure is made for legitimate business purposes or as necessary to protect the rights and property of the Company.

The Company is careful to ensure that all employees, customers, suppliers, and the public in general, are treated with dignity and respect. Use of computing resources to offend or harass others is prohibited. Employees, who use the Internet to access sites that contain offensive materials related to sex, race, or other protected categories, or who otherwise violate these prohibitions, will be subject to discharge.

3.11. Integrity of Recordkeeping/Accounting
The Company documents a wide range of its activities. The integrity of these records is relied upon to make important business decisions and take actions. Therefore, it is essential that all records are accurate and complete. This responsibility prohibits false or misleading entries regarding both the amount and purpose of transactions. Some examples include vouchers, bills, financial data, expense reports and performance records.

Employees, officers, and directors should report any concerns regarding questionable accounting or auditing matters to the Audit Committee by calling the Business Conduct Line. The Business Conduct Line is a dedicated, toll-free telephone line that is available to you 24 hours a day, 7 days a week, 365 days a year. Your call is directed to SM&A’s Audit Committee Chairman. Your telephone call to the Business Conduct Line may be made anonymously. The toll-free telephone number is: 1 + (888) 762-9467 extension 401.

3.12. Political/Governmental and Non-Governmental Contributions

Within the U.S., no contribution of funds or services are to be made to, or on behalf of, any political organization or candidate by the Company or any of our subsidiary companies without advance approval of the Board of Directors. Within the U.S., offering anything of value, directly or indirectly, to government officials in connection with their government duties is prohibited and includes gifts or other things of value offered to their family members. Throughout the world, direct or indirect contributions to any government officials (including their representatives or family members) that are intended to gain preferential treatment for our company are always prohibited.

The Company recognizes that in some countries outside the U.S. it is legal and customary for companies to make certain contributions to political parties and government officials. Nevertheless, no such contributions or payments can be made by the Company or its subsidiaries, employees, officers, directors or agents with the intent to obtain or retain business.

3.13. Rule of Law
Any employee, officer or director involved in court or other similar proceedings arising out of his or her employment with, or service to, the Company shall abide by the rules of that forum, cooperate with the orders of that forum, and not in any way commit perjury or obstruction of justice.

3.14. Defense Security
Some of our employees have security clearances. Strict care must be taken to comply with the laws on the protection and disclosure of classified information relating to such businesses. All visits to certain hostile countries, or meetings with their officials anywhere, must be formally reported to the Company’s facility security manager.

3.15. Antitrust
Planning or acting together with any competitor to fix prices or to agree about the nature, extent or means of competition in any market is against company policy and in violation of antitrust laws. Antitrust laws may also in some circumstances prohibit agreements to boycott, to allocate products, territories, or markets, and to limit the production or sale of products. Using illegal or unethical means to obtain competitive information or gain a competitive advantage over a competitor is prohibited.

3.16. International Business
There are several laws that restrict where we can do business, what information or products we can supply to certain countries and what information we can provide to a foreign government (e.g., boycott-related requests or U.S. national security concerns). For these reasons, business entry into any new foreign country must be in compliance with these restrictions.

3.17. Responsibilities
Each employee, officer and director of the Company is expected to carry out his or her work in accordance with the BC&E Code of the Company. Further, all employees are urged to direct any questions or concerns about the Company’s activities or these standards to their supervisors or human resources department without delay. Any employee who suspects that a violation of the BC&E Code has occurred is obligated to report it, and such employees shall be protected from retaliation.

Employees should also be aware that these standards are greater than those that may be required by local law. Adherence to these standards is a condition of employment with the Company. Violations are serious matters and will result in disciplinary action. Managers and supervisors are responsible for distributing copies of the BC&E Code to employees, officer and directors, as well as making them aware of the importance and specific requirements of the policy.

The BC&E Code is not all encompassing, and questions about situations not discussed in the BC&E Code should be addressed to the Human Resources Department, or your supervisor.

Senior Financial Officers
The Company’s principle executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions must engage in honest and ethical conduct, including the ethical handling of apparent conflicts of interest between personal and professional relationships. These officers must avoid conflicts of interest, including disclosure to the Audit Committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

The Company requires full, fair, accurate, timely, and understandable disclosure in reports, documents and any other public communications made by the Company. In addition, all employees of the Company must maintain compliance with applicable governmental laws, rules and regulations. All violations of the BC&E Code by a principle executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions should be reported to the Audit Committee by calling the Business Conduct Line. The Business Conduct Line is a dedicated, toll-free telephone line that is available to you 24 hours a day, 7 days a week, 365 days a year. Your call is directed to SM&A’s Audit Committee Chairman. Your telephone call to the Business Conduct Line may be made anonymously.

Business Conduct Line:

                          1 + (888) 762-9467 extension 401

Adherence to these standards is a condition of employment with the Company. Violations are serious matters and will result in disciplinary action.
###

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 8, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Steven S. Myers and Cathy L. Wood, and each of them, with full power of substitution, to vote all shares of Common Stock of any class of SM&A held of record by the undersigned as of April 11, 2005, at the Annual Meeting of Shareholders of SM&A to be held at the Sutton Place Hotel, at 4500 MacArthur Boulevard, Newport Beach, California, on Wednesday, June 8, 2005 at 10:00AM local time, and at all adjournments thereof, upon the following matters, which are described in SM&A’s Proxy Statement for the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

(i)	“FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS;

(ii)	“FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED & RESTATED EMPLOYEE STOCK PURCHASE PLAN;

(iii)	“FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED & RESTATED 1997 STOCK OPTION PLAN;

(iv)	“FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO
DIRECTION IS MADE, IT WILL BE VOTED

(i)	“FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS;

(ii)	“FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED & RESTATED EMPLOYEE STOCK PURCHASE PLAN;

(iii)	“FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED & RESTATED 1997 STOCK OPTION PLAN;

(iv)	“FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

PLEASE SIGN AND DATE ON REVERSE SIDE

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote
	(except as indicated to the contrary below)		for all nominees listed below.

Director Nominees: William C. Bowes, J. Christopher Lewis, Dwight L. Hanger, Steven S. Myers, Joseph B. Reagan, Robert Rodin, John P. Stenbit, Robert J. Untracht.

(INSTRUCTIONS: To Withhold Authority to vote for any individual nominee, write that nominee’s name in this space provided.)

2.	APPROVAL OF AMENDMENT to the Amended & Restated Employee Stock Purchase Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	APPROVAL OF AMENDMENT AND RESTATEMENT OF the Amended & Restated 1997 Stock Option Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP as the Independent Auditors of SM&A for the year ending December 31, 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	OTHER BUSINESS. To act upon all other matters that properly come before the meeting.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

PLEASE DATE, SIGN, MAIL AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears herein. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Date

Signature

Signature